INTERNATIONAL
BALANCED

As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Fund's securities.
It is a criminal offense to state otherwise.

                                      ADVANTUS INTERNATIONAL BALANCED FUND, INC.

                                               PROSPECTUS DATED FEBRUARY 1, 2002

                                                                          [LOGO]

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                         CUT DOWN PAPERWORK, NOT TREES.
             Advantus now offers e-delivery of prospectuses, annual
            and semi-annual reports. To find out more, call Advantus
                    Shareholder Services at (800) 665-6005.

ADVANTUS INTERNATIONAL BALANCED FUND, INC.

Advantus International Balanced Fund, Inc. (Fund) is a mutual fund that offers different classes of shares. This prospectus provides you information about the Fund you should know before investing. The Fund is a member of the Advantus family of funds (the Advantus Funds). The Advantus Funds (including the Fund) other than the Advantus Money Market Fund, Inc. are referred to as "Advantus Multiple Class Funds."

TABLE OF CONTENTS

                                                      Page No.
THE FUND - SUMMARY .................................         3

       Investment Objective and Policies ...........         3

       Main Risks ..................................         3

       Fund Performance ............................         5

       Fees and Expenses ...........................         6

FINANCIAL HIGHLIGHTS ...............................         8

       Financial Highlights Class A Shares .........         8

       Financial Highlights Class B Shares .........         9

       Financial Highlights Class C Shares .........        10

INVESTING IN THE FUND ..............................        11

       Managing the Fund ...........................        11

       Investment Objective, Policies and
       Practices ...................................        12

       Defining Risks ..............................        14

BUYING AND SELLING SHARES ..........................        17

       Choosing a Share Class ......................        17

       Sales and Distribution Charges ..............        17

       Reducing Sales Charges ......................        20

       Buying Shares ...............................        21

       Selling Shares ..............................        23

       Exchanging Shares ...........................        24

       Telephone Transactions ......................        25

       Internet Transactions .......................        25

       Account Requirements ........................        26

GENERAL INFORMATION ................................        27

       Dividends and Capital Gains Distributions ...        27

       Taxes .......................................        27

       Service Providers ...........................        29

       Advantus Family of Funds ....................        33

       Additional Information About the Fund .......        34

       How to Obtain Additional Information ........        34

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                                                                       [GRAPHIC]

                                                              THE FUND - SUMMARY

Advantus International Balanced Fund, Inc. (International Fund) is an open-end, diversified investment company, commonly called a mutual fund. This Fund lets you choose among three classes of shares that offer different sales charges and bear different expenses. These alternatives allow you to choose the share class that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold onto the shares and whether you plan to make additional investments.

This section gives you a brief summary of the Fund's investment policies, practices and main risks, as well as performance and fee information. More detailed information about the Fund follows this summary.

--------------------
FOR YOUR INFORMATION
--------------------
A mutual fund is an investment company that invests the money of many people in a variety of securities to seek a specific objective over time. An open-end mutual fund buys back an investor's shares at the fund's current net asset value.
---------------
REFERENCE POINT
---------------
Please see "Investing in the Fund - Defining Risks" for a more detailed description of these main risks and additional risks in connection with investing in the Fund.

For more information on Fund portfolio turnover, see "General Information - Taxes."

INVESTMENT OBJECTIVE AND POLICIES

INTERNATIONAL FUND seeks a high level of total return.

The Fund invests in equity and debt securities issued by large and small international companies and governmental agencies. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities. In addition, the Fund invests approximately 30% to 50% of its assets in international investment-grade debt securities.

In selecting equity securities the Fund's investment sub-adviser relies primarily on its analysis of the current market price of a company's securities relative to the company's long-term earnings potential. Debt securities are selected, after an analysis of trends in interest rates and economic conditions, based on the sub-adviser's judgment as to which securities are more likely to perform well under those conditions.

MAIN RISKS

Keep in mind that an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and that it is possible to lose money by investing in the Fund. You should also note that if the Fund makes frequent changes in its portfolio securities, such changes may result in higher Fund costs and may adversely affect your return. An investment in the Fund may be subject to various risks including the following types of main risk:

    - CREDIT RISK - the risk that an issuer of a debt security or fixed income obligation will not make payments on the security when due

    - CURRENCY RISK - the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities

                                                    THE FUND - SUMMARY         3

    - FOREIGN SECURITIES RISK - the risk that the value of foreign companies or foreign government securities may be subject to greater volatility than domestic securities due to additional factors related to investing in foreign securities

    - FUND RISK - the risk that Fund performance may not meet or exceed that of the market as a whole

    - INCOME RISK - the risk that the Fund's income may decrease due to falling interest rates

    - INTEREST RATE RISK - the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates (note: one measure of interest rate risk is effective duration, explained under "Investing in the Fund -- Investment Policies and Practices")

    - MARKET RISK - the risk that equity securities are subject to adverse trends in equity markets

4             THE FUND - SUMMARY

--------------------
FOR YOUR INFORMATION
--------------------
The Fund seeks to achieve its investment objective over longer rather than shorter periods of time. An investment in the Fund may therefore be more appropriate for an investor with a longer-term focus.

FUND PERFORMANCE

The following bar chart and table show the Fund's annual returns and long-term performance. The chart shows how the Fund's performance has varied from year to year, and provides some indication of the risks in investing in the Fund. The table shows how the Fund's average annual return over a one, five and ten year period compare to the return of a broad based index. The chart and table assume reinvestment of dividends and distributions, and the table reflects applicable initial and contingent deferred sales charges. Like other mutual funds, the past performance of the Fund does not necessarily indicate how the Fund will perform in the future.

    CLASS A YEAR TO YEAR TOTAL RETURN(1) (AS OF DECEMBER 31)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

'95  12.63%
'96  17.41%
'97   5.12%
'98   3.55%
'99  15.66%
'00   1.27%
'01  -8.74%

(1) Absent reductions for sales loads, account fees and other charges. If such sales loads, account fees and other charges were included, returns would be less than shown above.

            Best Quarter:                (Q4'98)       9.83%

            Worst Quarter:               (Q3'98)     -12.37%

      AVERAGE ANNUAL TOTAL RETURN
      (FOR THE PERIODS ENDING DECEMBER 31, 2001)                        From
                                       1 Year      5 Years  10 Years  Inception
      Class A(1)
       (inception 9/16/94)       %         -13.76    1.92        --       4.58
      Class B
       (inception 1/31/97)                 -14.07      --        --       1.86
      Class C
       (inception 3/1/95)                   -9.54    2.21        --       5.67
      MSCI EAFE Index                      -21.21    1.17      4.76         --
      J.P. Morgan Non-U.S.
       Government Bond Index                -3.60     .08      4.57         --
      Blended Index(2)                     -14.22    1.08        --         --

 (1) Average annual total returns quoted assume that the Class A maximum initial sales charge of 5.5% was in effect at the beginning of each period shown. The maximum initial sales charge was 5.0% prior to February 1, 1999.
 (2) The Blended Index is comprised of 60% MSCI EAFE Index and 40% J.P. Morgan Non-U.S. Government Bond Index.

                                                    THE FUND - SUMMARY         5

FEES AND EXPENSES

Investors pay fees and expenses in connection with investing in the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                           CLASS A          CLASS B       CLASS C
      SHAREHOLDER FEES
       (fees paid directly from your investment)
      Maximum Sales Charge on
       Purchases
       (as a percentage of offering
       price)                         %         5.50             none           none
      Maximum Deferred Sales Charge
       (as a percentage of sales
       proceeds)                      %         1.00(a)          5.00           none
      Exchange Fees
      -On First Twelve Exchanges
       Each Year                                none             none           none
      -On Each Additional Exchange    $         7.50             7.50           7.50
      Low Balance Fee (b)             $        10.00            10.00          10.00

      ANNUAL FUND OPERATING EXPENSES
       (expenses that are deducted from Fund assets)
      Management Fees                 %         0.70             0.70           0.70
      Rule 12b-1 Fees                 %         0.25             1.00           1.00
      Other Expenses                  %         0.78             0.78           0.78

      TOTAL ANNUAL FUND OPERATING
       EXPENSES (c)                   %         1.73             2.48           2.48

 (a) Applies only to purchases of at least $1 million, in which case a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.
 (b) Applies to certain accounts with balances below $2,000. See "Account Requirements - Low Balance Fee."
 (c) Securian Financial Services, Inc. (Securian Financial), the Fund's underwriter, has voluntarily agreed to waive Class A Rule 12b-1 fees in excess of .20% of Class A average net assets. Advantus Capital Management, Inc. (Advantus Capital), the Fund's investment adviser, has voluntarily agreed to absorb "other expenses", excluding advisory fees and Rule 12b-1 fees, in excess of .72% of average net assets of the Fund. After such waiver and absorption, the ratio of total fund operating expenses to average net assets will be 1.62% for Class A shares and 2.42% for Class B and Class C shares. Securian Financial and Advantus Capital reserve the right to discontinue such waiver or absorption, respectively, at any time at their sole discretion.

6             THE FUND - SUMMARY

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
      Class A                    $    716    1,065    1,437     2,479
      Class B                         751    1,123    1,471     2,545
      Class C                         251      773    1,321     2,632

You would pay the following expenses if you did not redeem your shares.

                                    1 YEAR  3 YEARS  5 YEARS  10 YEARS
      Class A                    $    716    1,065    1,437     2,479
      Class B                         251      773    1,321     2,545
      Class C                         251      773    1,321     2,632

                                                    THE FUND - SUMMARY         7
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                                                                       [GRAPHIC]

                                                            FINANCIAL HIGHLIGHTS

The following table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, the Fund's independent auditor, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Per share data for a capital stock and selected information for each period are as follows:

      FINANCIAL HIGHLIGHTS                         CLASS A
                                          Year Ended September 30,
                                     '01     '00     '99     '98     '97
      Net Asset Value,
       Beginning of Period       $   11.59   11.80   10.56   13.29   11.42
      INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income            .18     .23     .21     .28     .31
      Net Gains (Losses) on
       Securities -
       both realized and
       unrealized                    (1.28)    .50    1.52   (1.95)   2.24
      Total from Investment
       Operations                    (1.10)    .73    1.73   (1.67)   2.55
      LESS DISTRIBUTIONS:
      Dividends from Net
       Investment Income              (.11)   (.36)   (.11)   (.14)   (.40)
      Distributions from Net
       Realized Gains                (1.10)   (.58)   (.38)   (.92)   (.28)
      Total Distributions            (1.21)   (.94)   (.49)  (1.06)   (.68)
      Net Asset Value, End of
       Period                    $    9.28   11.59   11.80   10.56   13.29

      Total Return (a)           %  (10.57)   6.26   16.65  (13.02)  23.09
      Net Assets, End of Period
       (in thousands)            $  40,021  47,693  49,502  46,025  54,090
      Ratio of Expense to
       Average Daily Net
       Assets (b)                %    1.62    1.52    1.63    1.62    1.51
      Ratio of Net Investment
       Income to Average Daily
       Net Assets (b)            %    1.60    1.92    1.77    2.38    2.58
      Portfolio Turnover Rate
       (excluding short-term
       securities)               %    35.6    44.2    73.8    57.0    73.4

 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Distributor and Adviser voluntarily waived or absorbed $51,466, $73,544, $35,105, $162,744 and $114,735 in expenses for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If the Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.73%, 1.65%, 1.70%, 1.91% and 1.75%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been 1.49%, 1.79%, 1.70%, 2.09%, and 2.34%, respectively.

8             FINANCIAL HIGHLIGHTS

      FINANCIAL HIGHLIGHTS                              CLASS B
                                                                     Period from
                                                                     January 31,
                                      Year ended September 30,        '97(a) to
                                                                    September 30,
                                     '01     '00     '99     '98         '97
      Net Asset Value,
       Beginning of Period       $   11.49   11.66   10.47   13.23          11.95
      INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income            .11     .11     .12     .19            .18
      Net Gains (Losses) on
       Securities -
       both realized and
       unrealized                    (1.28)    .51    1.51   (1.93)          1.28
      Total from Investment
       Operations                    (1.17)    .62    1.63   (1.74)          1.46
      LESS DISTRIBUTIONS:
      Dividends from Net
       Investment Income              (.05)   (.21)   (.06)   (.10)          (.18)
      Distributions from Net
       Realized Gains                (1.10)   (.58)   (.38)   (.92)            --
      Total Distributions            (1.15)   (.79)   (.44)  (1.02)          (.18)
      Net Asset Value, End of
       Period                    $    9.17   11.49   11.66   10.47          13.23

      Total Return (b)           %  (11.29)   5.32   15.84  (13.63)         12.30
      Net Assets, End of Period
       (in thousands)            $   3,530   4,647   5,293   4,869          2,287
      Ratio of Expense to
       Average Daily Net
       Assets (c)(d)             %    2.42    2.32    2.43    2.29           2.33(d)
      Ratio of Net Investment
       Income to Average Daily
       Net Assets (c)(d)         %     .79    1.12     .94    1.77           3.26(d)
      Portfolio Turnover Rate
       (excluding short-term
       securities)               %    35.6    44.2    73.8    57.0           73.4

 (a)  Commencement of operations.
 (b) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
 (c) The Fund's Distributor and Adviser voluntarily waived or absorbed $51,466, $73,544, $35,105, $162,744 and $114,735 in expenses for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If the Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.48%, 2.42%, 2.43%, 2.44% and 2.47%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .74%, 1.02%, .94%, 1.62%, and 3.12%, respectively.
 (d)  Adjusted to an annual basis.

                                                  FINANCIAL HIGHLIGHTS         9

      FINANCIAL HIGHLIGHTS                         CLASS C
                                          Year Ended September 30,
                                     '01     '00     '99     '98     '97
      Net Asset Value,
       Beginning of Period       $   11.50   11.66   10.48   13.24   11.40
      INCOME FROM INVESTMENT OPERATIONS:
      Net Investment Income            .11     .11     .10     .18     .23
      Net Gains (Losses) on
       Securities -
       both realized and
       unrealized                    (1.28)    .51    1.52   (1.92)   2.19
      Total from Investment
       Operations                    (1.17)    .62    1.62   (1.74)   2.42
      LESS DISTRIBUTIONS:
      Dividends from Net
       Investment Income              (.05)   (.20)   (.06)   (.10)   (.30)
      Distributions from Net
       Realized Gains                (1.10)   (.58)   (.38)   (.92)   (.28)
      Total Distributions            (1.15)   (.78)   (.44)  (1.02)   (.58)
      Net Asset Value, End of
       Period                    $    9.18   11.50   11.66   10.48   13.24

      Total Return (a)           %  (11.27)   5.36   15.71  (13.67)  21.95
      Net Assets, End of Period
       (in thousands)            $   1,060   1,728   2,510   3,074   4,025
      Ratio of Expense to
       Average Daily Net Assets
       (b)                       %    2.42    2.33    2.44    2.49    2.37
      Ratio of Net Investment
       Income to Average Daily
       Net Assets (b)            %     .78    1.09     .94    1.52    1.82
      Portfolio Turnover Rate
       (excluding short-term
       securities)               %    35.6    44.2    73.8    57.0    73.4

 (a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.
 (b) The Fund's Distributor and Adviser voluntarily waived or absorbed $51,466, $73,544, $35,105,$162,744 and $114,735 in expenses for the years ended September 30, 2001, 2000, 1999, 1998 and 1997, respectively. If the Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.48%, 2.43%, 2.44%, 2.64% and 2.45%, respectively, and the ratio of net investment income (loss) to average daily net assets would have been .73%, .99%, .94%, 1.37%, and 1.74%, respectively.

10             FINANCIAL HIGHLIGHTS

                                                                       [GRAPHIC]

                                                           INVESTING IN THE FUND

--------------------
FOR YOUR INFORMATION
--------------------
One of the advantages of investing in mutual funds is continuous professional management of your investment. Skilled, experienced professionals manage the fund's assets on your behalf.

Gary R. Clemons holds a bachelor of science degree from the University of Nevada and an MBA with emphasis in finance from the University of Wisconsin.

Alexander C. Calvo earned his bachelor of arts degree in economics and political science from the State University of New York at Binghamton, a master of arts degree in international affairs from the Fletcher School of Law and Diplomacy at Tufts University, and has completed course work for a Ph.D. in economics at Boston University.

Edgerton Tucker Scott III holds a bachelor's degree in history from the University of Virginia and an MBA in business administration from the Amos Tuck School of Business at Dartmouth College.

MANAGING THE FUND

The investment adviser of the Fund is Advantus Capital Management, Inc. (Advantus Capital), 400 Robert Street North, St. Paul, Minnesota 55101. Since its inception in 1994, Advantus Capital has provided investment advisory services for the Fund and other Advantus Funds, and has managed investment portfolios for various private accounts, including its affiliate, Minnesota Life Insurance Company (Minnesota Life). Advantus Capital manages the Fund's investments and furnishes all necessary office facilities, equipment and personnel for servicing the Fund's investments. Both Advantus Capital and Minnesota Life are wholly-owned subsidiaries of Securian Financial Group, Inc., which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Advantus Capital also manage Minnesota Life's investment portfolio. In addition, Minnesota Life, through its Advantus Shareholder Services division, serves as shareholder and administrative services agent to the Fund.

The investment sub-adviser of the Fund is Templeton Investment Counsel, LLC (Templeton Counsel), 500 East Broward Boulevard, Fort Lauderdale, Florida 33394. Templeton Counsel provides investment advice, and generally conducts the investment management program for the equity investments of the Fund. Templeton Counsel has entered into an agreement with Franklin Advisers, Inc. (FAV) pursuant to which FAV provides investment advice, and generally conducts the investment management program for the fixed income investments of the Fund.

The Fund pays Advantus Capital monthly fees calculated on an annual basis equal to 0.70% of its first $250 million of average daily net assets, 0.65% of the next $250 million of assets, 0.60% of the next $500 million of assets and 0.55% of all assets in excess of $1 billion. Aggregate advisory fees paid to Advantus Capital during the fiscal year ended September 30, 2001, as a percentage of the Fund's average net assets, equaled .70%. Advantus Capital uses a portion of these fees to pay Templeton Counsel a sub-adviser's fee equal to .70% on the first $25 million of average daily net assets, .55% on the next $25 million,
 .50% on the next $50 million, and .40% on all average daily net assets in excess of $100 million. Templeton Counsel pays a fee to FAV for its services equal to 30% of the sub-advisory fee paid to Templeton Counsel by Advantus Capital.

                                                INVESTING IN THE FUND         11

Gary R. Clemons and Edgerton Tucker Scott III, Portfolio Managers at Templeton Counsel, and Alexander C. Calvo, Portfolio Manager at FAV, are co-managers of the Fund. Mr. Clemons and Mr. Scott manage the Fund's portfolio of equity securities and Mr. Calvo manages the fixed income portfolio. Mr. Clemons, Executive Vice President at Templeton Counsel, has co-managed the Fund since June 1997. Mr. Clemons joined Templeton Counsel as a portfolio manager in 1993. Mr. Calvo, Senior Vice President and Director of the International Bond Department of FAV, has co-managed the Fund since December 2001. Mr. Calvo joined Franklin Templeton Investments (the family of Franklin Templeton companies which includes Templeton and FAV) in 1995 and is a portfolio manager of numerous international fixed income closed-end and retail funds. He previously served as director of research of the International Bond Department, overseeing all global economic and fixed income research efforts. Prior to joining Franklin Templeton Investments, Mr. Calvo was an account executive with Fleishman-Hillard and a research analyst with Zeta Investments. Mr. Scott, co-manager of the Fund since June 2000, has been a Vice President and Research Analyst with Templeton Counsel since September 1996 and was an investment analyst with Aeltus Investment Management from June 1994 to August 1996.

--------------------
FOR YOUR INFORMATION
--------------------
The market prices of bonds are generally less volatile than stocks, although the market price of bonds may be adversely affected during periods of rising interest rates. The value of fixed income securities generally rise and fall inversely with changes in prevailing interest rates. Duration is the most meaningful indicator of a fixed income security's sensitivity to interest rate changes.

INVESTMENT OBJECTIVE, POLICIES AND PRACTICES

The Fund seeks a high level of total return.

The Fund may invest in equity and debt securities issued by large and small international companies and governmental agencies. Normally, the Fund invests approximately 50% to 70% of its assets in international equity securities. In addition, the Fund invests approximately 30% to 50% of its assets in international investment-grade debt securities. The Fund invests primarily in securities of companies or governments in developed foreign markets. However, the Fund may also invest up to 20% of its total assets in equity securities of companies located in developing or emerging markets. In addition, the Fund may invest up to 10% of its total assets in debt securities of companies or governments located in developing or emerging markets. (For purposes of the investment percentages described in the preceding sentences, collateral received in connection with securities lending shall not be considered Fund assets.) Under normal circumstances, the Fund will maintain investments in at least three foreign countries.

The Fund invests in equity securities. Equity securities generally entitle the holder to participate in a company's general operating results. These include common stock, preferred stock, warrants or rights to purchase such securities. In selecting these equity securities, Templeton Counsel does a company-by-company analysis, rather than focusing on a specific industry or economic sector. Templeton Counsel concentrates primarily on the market price of a company's securities relative to its view regarding the company's long-term earnings potential. A company's historical value measures, including price/earnings ratios, profit margins and liquidation value, will also be considered.

In addition, the Fund invests in investment-grade debt securities. Debt securities represent an obligation of the issuer to repay a loan of money to it, and generally, provide for the payment of interest. These include bonds, notes and debentures; commercial paper; time deposits; bankers' acceptances; and structured investments which are more fully described in the Statement of Additional Information. In selecting debt securities FAV, pursuant to its agreement with Templeton Counsel, evaluates current, as well as expected future trends in, interest rates and general economic conditions. FAV then attempts to identify those securities and issuers which, in its judgment, are likely to perform well in such circumstances.

12             INVESTING IN THE FUND

As a rule of thumb, a portfolio of debt securities experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund's duration of its portfolio of debt securities. Duration measures the relative price sensitivity of a security to changes in interest rates. "Effective" duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The Fund expects that under normal circumstances the effective duration of its debt securities portfolio will range from three to six years.

The Fund may also invest a lesser portion of its assets in closed-end investment companies, restricted and illiquid securities, U.S. government and domestic investment-grade debt securities, American Depositary Receipts, European Depositary Receipts, securities and index futures contracts, forward foreign currency exchange contracts, exchange-traded foreign currency futures contracts, securities of other mutual funds, options (the Fund may purchase, sell and write put and call options), repurchase agreement transactions, securities purchased on a when-issued or forward commitment basis and money market securities. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

In an attempt to respond to adverse market, economic, political or other conditions, the Fund may invest for temporary defensive purposes in various short-term cash and cash equivalent items. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective.

You will find more information about these securities in the Statement of Additional Information.

                                                INVESTING IN THE FUND         13

--------------------
FOR YOUR INFORMATION
--------------------
In order to make informed decisions, investors must be aware of both the risks and rewards associated with investing. Not only should you understand the risks associated with your investments, but you must be comfortable with them as well. Risks are an inherent part of investing, and your investment in this Fund is subject to different types and varying degrees of risk.

DEFINING RISKS

Investment in the Fund involves risks. The Fund's yield and price are not guaranteed, and the value of your investment in the Fund will go up or down. The value of your investment in the Fund may be affected by the following risks:

    - CALL RISK - is the risk that securities with high interest rates will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its debt securities. As a result, the Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund's income.

    - COMPANY RISK - is the risk that individual securities may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

    - CREDIT RISK - is the risk that an issuer of a debt security or fixed income obligation will not make payments on the security when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in the shares of the Fund. Also, a change in the quality rating of a debt security or fixed income obligation can affect the security's or obligation's liquidity and make it more difficult to sell. The Fund attempts to minimize credit risk by investing in debt securities and fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic and other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments that issuers of higher rated securities and obligations. If the Fund purchases unrated securities and obligations, it will depend on Templeton Counsel's analysis of credit risk more heavily than usual.

    - CURRENCY RISK - is the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund's hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.

    - EMERGING MARKETS RISK - is the risk that the value of securities issued by companies located in emerging market countries may be subject to greater volatility than foreign securities issued by companies in developed markets. Risks of investing in foreign securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of legal structures governing

14             INVESTING IN THE FUND
      private and foreign investments and private property. In addition, issuers in emerging market countries typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

    - EURO CONVERSION RISK - is the risk that the value of foreign securities of companies located in European Monetary Union (EMU) countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

    - FOREIGN SECURITIES RISK - is the risk the value of foreign companies or foreign government securities held by the Fund may be subject to greater volatility than domestic securities. Risks of foreign securities include, among other things:

        - FOREIGN INVESTMENT RESTRICTION RISK - Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

        - FOREIGN SECURITIES MARKET RISK - Securities of many foreign companies may be less liquid and their prices more volatile than securities of domestic companies. Securities of companies traded outside the U.S. may be subject to further risks due to inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. Moreover, foreign stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the U.S. In addition, there may be delays in the settlement of foreign stock exchange transactions.

        - FOREIGN TAX RISK - The Fund's income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

        - INFORMATION RISK - Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to domestic companies. As a result, less information may be available to investors concerning foreign issuers.

        - POLITICAL AND ECONOMIC RISKS - Investing in foreign securities is subject to the risk of political, social or economic instability in the country of the issuer of the security, the difficulty of predicting international trade patterns, the possibility of exchange controls, expropriation, limits on currency removal or nationalization of assets.

    - FUND RISK - is the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on Templeton Counsel's ability to select securities suited to achieve the Fund's investment objective and

                                                INVESTING IN THE FUND         15
      judgment of economic and market policies, trends in investment yields and monetary policy. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives or the market generally.

    - INCOME RISK - is the risk that the Fund's income may decrease due to falling interest rates.

    - INFLATION RISK - is the risk that even if the principal value of an investment in the Fund remains constant or increases, or the income from the investment remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of an investor's Fund shares may decline, even if their value in dollars increases.

    - INTEREST RATE RISK - is the risk that the value of a debt security or fixed income obligation will decline due to changes in market interest rates. Generally, when interest rates rise, the value of a debt security or fixed income obligation decreases. Conversely, when interest rates decline, the value of a debt security or fixed income obligation increases. Longer-term debt securities and fixed income obligations are generally more sensitive to interest rate changes.

    - MARKET RISK - is the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole.

    - SECTOR RISK - is the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.

    - SECURITIES LENDING RISK - is the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that Templeton Counsel has determined are creditworthy.

You can find information about other risks in the Statement of Additional Information.

16             INVESTING IN THE FUND

                                                                       [GRAPHIC]

                                                       BUYING AND SELLING SHARES

---------------
REFERENCE POINT
---------------
All Advantus Funds, except the Advantus Money Market Fund and Advantus Real Estate Securities Fund, offer three classes of shares, Class A, Class B, and Class C. See "The Fund - Summary - Fees and Expenses."

CHOOSING A SHARE CLASS

You may purchase Class A, Class B or Class C shares of the Fund. Your decision to purchase a particular class will depend on a number of factors such as the amount you wish to invest, the amount of time you wish to hold on to your investment and whether you intend to make additional investments.

    CLASS A SHARES. If you invest in Class A shares you will generally pay an initial sales charge. However, you will not be assessed an initial sales charge for purchases of Class A shares of $1 million or more, but a deferred sales charge will be imposed if you sell such shares within one year after the date of purchase. There are several ways to reduce or waive these sales charges that are described in "Reducing Sales Charges" below. Class A shares generally have lower annual operating expenses than Class B and Class C shares.

    CLASS B SHARES. If you invest in Class B shares, you will not pay an initial sales charge. However, if you wish to sell your shares within six years from the date of your purchase, you will pay a deferred sales charge. If you maintain your Class B shares for a certain period of time, your Class B shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below. Class B shares generally have higher annual operating expenses than Class A shares.

    CLASS C SHARES. If you invest in Class C shares, you will not pay an initial sales charge. Unlike Class B shares, you will not pay a deferred sales charge if you wish to sell your shares. Class C shares generally have higher annual operating expenses than Class A shares. Class C shares will automatically convert to Class A shares in the manner described in "Sales and Distribution Charges" below, but you must hold on to such shares for a longer period of time than Class B shares prior to conversion.

If you qualify for a reduction or waiver of the sales charge you should purchase Class A shares. If you expect to hold shares for a short period of time you may prefer to purchase Class C shares since these shares may be purchased and sold without any initial or deferred sales charge. If you expect to hold shares longer you may prefer to purchase Class B shares since these shares convert to Class A shares sooner than Class C shares.

SALES AND DISTRIBUTION CHARGES

As an investor, you pay certain fees and expenses in connection with the Fund. Sales charges, whether initial sales or contingent deferred, are paid from your account. Annual fund operating expenses (including distribution and shareholder servicing fees) are paid out of Fund assets, which affects the Fund's share price.

                                            BUYING AND SELLING SHARES         17

CLASS A SHARES. If you purchase Class A shares, you will generally pay an initial sales charge. Class A sales charges are calculated as follows:

                                             SALES CHARGE AS A PERCENTAGE OF:
    Value of Your Total Investment          Net Offering Price  Amount Invested
    Less than $50,000                    %             5.5              5.82
    At least $50,000 but less than
     $100,000                                          4.5              4.71
    At least $100,000 but less than
     $250,000                                          3.5              3.63
    At least $250,000 but less than
     $500,000                                          2.5              2.56
    At least $500,000 but less than
     $1,000,000                                        2.0              2.04
    At least $1,000,000 and over(1)                      0                 0

 (1) You will not be assessed an initial sales charge for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if you sell such shares within one year after the date of purchase.

The sales charge applicable to your initial investment in the Fund depends on the offering price of your investment. The sales charge applicable to subsequent investments, however, depends on the offering price of that investment plus the current net asset value of your previous investments in the Fund. For example, if you make an initial investment with an offering price of $40,000 you will pay a sales charge equal to 5.5% of your $40,000 investment, but if you already own shares with a current net asset value of $40,000 and you invest in additional shares with an offering price of $10,000 you will pay a sales charge equal to 4.5% of the additional $10,000 since your total investment in the Fund would then be $50,000.

Class A shares are also subject to a shareholder servicing fee (Rule 12b-1 fee). The Fund has adopted a shareholder servicing plan that allows the Fund to pay fees for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As a percentage of average daily net assets attributable to Class A shares of the Fund, the maximum Rule 12b-1 fee is 0.25%.

CLASS B SHARES. If you wish to sell your Class B shares within six years from the date of your purchase, you will pay a contingent deferred sales charge
(CDSC). The amount of the CDSC on Class B shares depends on the number of years since your purchase was made, the amount of shares originally purchased and the dollar amount being sold. The CDSC is based on the net asset value (NAV) of the shares being sold at the time of your purchase or your sale of such shares, whichever is lower. No CDSC is charged on shares acquired through reinvestment of dividends or capital gains distributions, or on shares held longer than the applicable CDSC period. Class B CDSC is calculated as follows:

18             BUYING AND SELLING SHARES

                                          CDSC APPLICABLE IN
                                        YEAR FOLLOWING DATE OF
                                               PURCHASE
      AMOUNT OF SHARES PURCHASED      1    2    3    4    5    6
      Less than $50,000           %  5.0  4.5  3.5  2.5  1.5  1.5
      At least $50,000 but less
       than $100,000                 4.5  3.5  2.5  1.5  1.5    0
      At least $100,000 but less
       than $250,000                 3.5  2.5  1.5  1.5    0    0
      At least $250,000 but less
       than $500,000                 2.5  1.5  1.5    0    0    0
      At least $500,000 but less
       than $1,000,000               1.5  1.5    0    0    0    0

Purchase orders for Class B shares of $1 million or more will be treated as orders for Class A shares or declined.

To determine if a CDSC is payable for any redemption of Class B shares, CDSC calculation will be determined in a manner that results in the lowest CDSC charged.

Class B shares are also subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class B shares of the Fund.

The Fund uses the proceeds from the CDSC to pay underwriting fees and expenses. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. As a result, the combination of the CDSC and Rule 12b-1 fees allows the Fund to sell Class B shares without any initial sales charge. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class B shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class B shares. The conversion will be based on the relative NAVs of the two classes. For a description of NAV, see "Buying Shares" below. The date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                                          CONVERSION DATE FOLLOWING EXPIRATION
      AMOUNT OF SHARES PURCHASED                           OF PERIOD AFTER DATE OF PURCHASE*
      Less than $50,000                                                       84 months
      At least $50,000 but less than $100,000                                 76 months
      At least $100,000 but less than $250,000                                60 months
      At least $250,000 but less than $500,000                                44 months
      At least $500,000 but less than $1,000,000                              28 months

   * Conversion will occur on the fifteenth day of the month immediately following the termination of the applicable period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.

                                            BUYING AND SELLING SHARES         19

CLASS C SHARES. Class C shares are sold without an initial sales charge or CDSC.

Class C shares are subject to a Rule 12b-1 fee that is payable at an annual rate of 1.00% of average daily net assets attributable to Class C shares of the Fund. The Fund uses the proceeds from Rule 12b-1 fees to pay expenses related to distribution and shareholder services to the Fund. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchase orders for Class C shares of $1 million or more will be treated as orders for Class A shares or declined.

Class C shares will automatically convert to Class A shares on a specified date following your date of purchase. Thereafter, the Class A shares you receive upon conversion will not be subject to the higher annual operating expenses assessed on Class C shares. The conversion will be based on the relative NAVs of the two classes. Generally, Class C shares must be held longer than Class B shares before such shares automatically convert to Class A shares. Like Class B shares, the date of conversion is based on the amount of shares purchased and is determined as described in the following table:

                                                          CONVERSION DATE FOLLOWING EXPIRATION
      AMOUNT OF SHARES PURCHASED                           OF PERIOD AFTER DATE OF PURCHASE*
      Less than $50,000                                                       96 months
      At least $50,000 but less than $100,000                                 88 months
      At least $100,000 but less than $250,000                                72 months
      At least $250,000 but less than $500,000                                56 months
      At least $500,000 but less than $1,000,000                              40 months

   * Conversion will occur on the fifteenth day of the month immediately following the termination of the applicable period. If the fifteenth day falls on a Saturday, Sunday or a national holiday, then conversion will occur on the most recent business day.

Since the longer holding period for Class C shares enables the Fund to charge the higher Rule 12b-1 fee for a longer period, the Fund is able to offer Class C shares without an initial sales charge or CDSC.

REDUCING SALES CHARGES

PURCHASES OF SHARES. There are several ways you may reduce sales charges on your purchase of Fund shares.

    - LETTER OF INTENT. Lets you purchase Class A shares of the Fund over a 13 month period and receive the same sales charge as if all shares had been purchased at once.

    - COMBINATION PRIVILEGE. Lets you add the value of all shares you already own (Class A, Class B or Class C) for purposes of calculating the sales charge.

    - FAMILY AND TRUST PRIVILEGE. Lets you combine purchases of shares of any class made by your spouse, children and/or family trust for purposes of calculating the sales charge. If you wish to use this privilege, you must indicate on your account application that you are entitled to the reduced sales charge.

20             BUYING AND SELLING SHARES

    - GROUP PURCHASES. Lets you purchase shares with others as a group at a reduced sales charge applicable to the group as a whole. A purchase group must meet criteria established by Securian Financial Services, Inc. (Securian Financial), the Fund's underwriter.

    - AUTOMATIC INVESTMENT PLAN. Lets you automatically invest a specified amount in the Fund each month, which may result in a lower average cost per share through the principle of "dollar cost averaging." The automatic investment plan will not always result in a lower cost per share, nor will it alone reduce your sales charge.

For more information on any of these plans, please contact Advantus Shareholder Services by telephone at (800) 665-6005.

WAIVER OF SALES CHARGE ON CLASS A SHARE PURCHASES. Class A shares may be offered without any sales charge to the following individuals and institutions:

    - officers, directors, employees, sales representatives and retirees of the Fund, Advantus Capital, Templeton Counsel, Securian Financial, Minnesota Life and affiliated companies of Minnesota Life, and their respective spouses, siblings, direct ancestors or direct descendants

    - Minnesota Life and its affiliated companies

    - trusts, pension or benefit plans sponsored by or on behalf of Advantus Capital, Securian Financial, Minnesota Life and affiliated companies of Minnesota Life

    - advisory clients of Advantus Capital or other affiliated companies of Minnesota Life

    - employees of sales representatives of Advantus Capital, Minnesota Life or affiliated companies of Minnesota Life

    - certain accounts as to which a bank or broker-dealer charges an account management fee, provided that the bank or broker-dealer has an agreement with Securian Financial

    - certain accounts sold by registered investment advisers

WAIVER OF SALES CHARGES ON CLASS B SHARE SALES. The CDSC for Class B shares will generally be waived in the following cases:

    - upon the automatic conversion of Class B shares to Class A shares;

    - upon the Fund's decision to liquidate accounts with less than the minimum account size; and

    - upon a shareholder's death or disability.

For more information on these waivers, please see the Statement of Additional Information or contact Advantus Shareholder Services or Securian Financial.

BUYING SHARES

You may purchase shares of the Fund on any day the New York Stock Exchange
(NYSE) is open for business. The price for Fund shares is equal to the Fund's NAV plus any applicable sales charge. NAV is generally calculated as of the close of normal trading on the NYSE (typically 3:00 p.m. Central time). However, NAV is not calculated on (a) days in which

                                            BUYING AND SELLING SHARES         21
changes in the Fund's portfolio do not materially change the Fund's NAV,
(b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.

The Fund's NAV for each class is equal to the Fund's total investments attributable to such class less liabilities attributable to such class divided by the number of shares of such class. To determine NAV, the Fund generally values the Fund's investments based on market quotations. If market quotations are not available for certain Fund investments, the investments are valued based on the fair value of the investments as determined in good faith by the Fund's board of directors. Debt securities may be valued based on calculations furnished to the Fund by a pricing service or by brokers who make a market in such securities. The Fund may hold portfolio securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Fund typically does not calculate NAV. As a result, the NAV of the Fund may change on days when you will not be able to purchase or sell Fund shares.

Your purchase order will be priced at the next NAV calculated after your purchase order is received by the Fund's transfer agent plus the applicable initial sales charge (for Class A shares). If your order is received after the close of normal trading on the NYSE, your order will be priced at the NAV calculated on the next day the NYSE is open for trading.

The Fund may reject any purchase order when the Fund determines it would not be in the best interests of the Fund or its shareholders.

You may purchase shares of the Fund in any of the following ways:

BY CHECK.

    - New investors may purchase shares of the Fund by completing an account application and a check payable to "Advantus".

    - All checks must be in U.S. dollars. Cash, money orders, travelers checks, credit card and third-party checks are not accepted. If a check does not clear your bank, the Fund will cancel the purchase.

    - Send the completed application and a check payable to "Advantus" to your registered representative's authorized broker-dealer. If you do not have a registered representative, send the completed account application and check to:

    Advantus Funds Group
    P.O. Box 9767
    Providence, Rhode Island 02940-9767

    - If you wish to purchase additional shares, please send a check payable to "Advantus" to the above address (referencing your Advantus Fund selection). When purchasing additional shares, certain third-party checks are acceptable. Please contact Advantus Shareholder Services at
      (800) 665-6005 for more information.

BY WIRE.

    - New investors may also purchase shares of the Fund by Federal Reserve or bank wire through a domestic bank.

    - You should first complete an account application and send it to your registered representative's authorized broker-dealer. If you do not have a registered representative, send the completed account application to the address referenced above.

22             BUYING AND SELLING SHARES

---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" or "Internet Transactions" for instructions on how to sell shares by telephone or Internet.
See "Selling Shares - Signature Guarantee" below to determine whether your sale will require a signature guarantee.

    - Prior to wiring any funds, you must contact Advantus Shareholder Services at (800) 665-6005 for wire instructions. Wire purchases normally take two or more hours to complete. To be accepted the same day, wire purchases must be received by the close of normal trading on the NYSE.

BY INTERNET.

    - Existing Advantus shareholders may also purchase shares via the internet once they have established on-line authorization. Please contact Advantus Shareholder Services at (800) 665-6005 for more information.

SELLING SHARES

GENERAL. You may sell your shares at any time. You may make such requests by contacting the Fund directly by mail or by telephone or by Internet. Requests by mail should be sent to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-9767. You may also sell your shares by sending a facsimile request to Advantus Funds Group at (508) 871-3560 if no signature guarantee is required.

Shares will be sold at the NAV next calculated after your sale order is received by the Fund's transfer agent less any applicable CDSC (for Class A shares subject to a CDSC and for Class B shares). Class A shares not otherwise subject to a CDSC and Class C shares may be sold without any charge.

The Fund will forward the sales proceeds to you as soon as possible, but no later than seven days after the Fund has received an order. If you recently purchased your shares by check sales proceeds may not be available until your check has cleared (which may take up to 14 days). If you designate a bank account with the Fund and wish to sell shares with a value of at least $500, then the proceeds can be wired directly to your bank account. If you elect to have proceeds sent by wire transfer, the current $5.00 wire charge will be deducted from your Fund account.

The amount you receive may be more or less than the original purchase price for your shares.

SYSTEMATIC WITHDRAWAL PLAN. If you have an account with a value of at least $5,000, you may establish a Systematic Withdrawal Plan which allows you to sell a portion of your shares for a fixed or variable amount over a period of time. Withdrawal payments for Class A shares purchased in amounts of $1 million or more and for Class B shares may also be subject to a CDSC. As a result, you should carefully consider whether a Systematic Withdrawal Plan is appropriate. More information about the Systematic Withdrawal Plan is provided in the Statement of Additional Information.

SIGNATURE GUARANTEE. In order to protect the Fund and shareholders against fraudulent requests, a medallion signature guarantee may be required in certain cases. No signature guarantee is required if the sale proceeds are less than $50,000 and are to be paid to the registered holder of the account at the address of record for that account. A medallion signature guarantee is required if:

    - sale proceeds are $50,000 or more

    - sale proceeds will be paid to someone other than the registered shareholder

                                            BUYING AND SELLING SHARES         23

---------------
REFERENCE POINT
---------------
Please see "Telephone Transactions" or "Internet Transactions" for instructions on how to exchange shares by telephone or Internet.

    - sale proceeds will be mailed to an address other than the registered shareholder's address of record

    - instructions were received by the Fund within 30 days before the sale order to change the registered shareholder's address or bank wire instructions

    - shares are to be transferred to another Fund account holder

    - the request is not made by a pre-authorized trustee for a plan, trust or other tax-exempt organization

The Fund reserves the right to require signature guarantees on all sales. If your sale order requires a signature guarantee, the signature guarantee must be an original (not a copy) and must be a medallion signature guarantee provided by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are:

    - Securities Transfer Agents Medallion Program (STAMP)

    - Stock Exchanges Medallion Program (SEMP)

    - New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP)

Signature guarantees from financial institutions which are not participants in a recognized medallion program will not be accepted.

REINSTATEMENT PRIVILEGE. If you sell shares of the Fund, you have a one-time privilege within 90 days after the sale to use some or all of the sale proceeds to purchase shares of any of the Advantus Multiple Class Funds at no sales charge. Following your sale of Class A or Class B shares, you will be entitled to purchase only Class A shares under this reinstatement privilege. Any CDSC incurred in connection with the prior sale of Class A or B shares within a 90 day period will not be refunded to a shareholder's account. Following your sale of Class C shares, you will be entitled to purchase only Class C shares under this reinstatement privilege.

EXCHANGING SHARES

You may exchange some or all of your shares for shares of the same class of any other Advantus Multiple Class Fund or Advantus Money Market Fund, Inc. (Money Market Fund) provided the other Advantus Fund is available in your state. If you are considering an exchange into another Advantus Fund you should obtain the prospectus for that fund and read it carefully. Exchanges may only be made between Advantus Fund accounts with identical registrations. You may make exchanges by contacting the Fund by mail or by telephone or by Internet. Exchange requests must be for an exchange amount of at least $250. You may exchange your shares up to twelve times a year without restriction or charge. A $7.50 service fee will then be imposed on subsequent exchanges. The Fund reserves the right to change the terms of and impose additional limitations and charges on exchanges after giving 60 days' prior notice to shareholders.

Frequent exchanges may interfere with Fund management or operations and drive up Fund costs. The Fund is not designed for market timers or for large or frequent transfers. To protect shareholders, the Fund may restrict or refuse purchases or exchanges by market

24             BUYING AND SELLING SHARES

---------------
REFERENCE POINT
---------------
Please see "Selling Shares" and "Exchanging Shares" for sale and exchange details.

timers. You will be considered a market timer if you have: (i) requested an exchange out of any Advantus Fund within two weeks of an earlier exchange request, or (ii) exchanged shares out of any Advantus Fund more than three times in a calendar quarter, or (iii) exchanged shares equal to at least $1 million, or more than 1% of the net assets of any class of shares of any Advantus Fund, or (iv) followed what otherwise seems to be a timing pattern in the exercise of exchange or transfer rights. Accounts under common control or ownership are combined for the purpose of determining these limitations.

Exchanges will be made based on the NAVs of the shares. No additional purchase or sales charges will be imposed on exchanges for shares. If Class B shares are acquired by exchange and later sold, any CDSC on such sale will be calculated as if no previous exchange occurred. However, shares of the Money Market Fund acquired by exchange will still be subject to the CDSC. The CDSC will be calculated without including the period that shares of the Money Market Fund are held.

You may also elect to systematically exchange Fund shares for shares of other Advantus Funds on a monthly basis. Systematic exchanges must be for an exchange amount of at least $25.

More information about exchanging shares is provided in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

You may sell or exchange Fund shares by telephone. You will automatically have the right to initiate such telephone transactions unless you elect not to do so on your account application. You may initiate telephone transactions by calling Advantus Shareholder Services at (800) 665-6005. Automated service is available 24 hours a day or you may speak to a service representative Monday through Friday, from 7:30 a.m. to 5:15 p.m. (Central time). The maximum amount of shares you may sell by telephone is $50,000.

During periods of economic or market changes, you may experience difficulty in selling or exchanging shares due to a heavy volume of telephone calls. In such a case, you should consider submitting a written request as an alternative to a telephone sale or exchange. The Fund reserves the right to change, terminate or impose a fee on, telephone sale and exchange privileges after giving 60 days' prior notice to shareholders.

Unless you decline telephone privileges on your account application, you may be responsible for any fraudulent telephone order as long as the Fund takes reasonable measures to verify the order.

INTERNET TRANSACTIONS

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES. The Advantus Funds maintain a web site located at www.advantusfunds.com. Existing Advantus Funds shareholders may purchase, exchange and redeem shares, and access account information such as account balance and the Fund's NAVs. In order to engage in transactions on our web site, you must first authorize us to transmit account information on-line and accept our policies and procedures. Please contact Advantus Shareholder Services at (800) 665-6005. You may need to have bank account information or other information to complete the authorization process.

You may be responsible for any fraudulent Internet transactions as long as the Fund takes reasonable measures to verify the order.

                                            BUYING AND SELLING SHARES         25

ELECTRONIC DELIVERY OF DOCUMENTS. If you would like to have annual and semi-annual shareholder reports and updated prospectuses delivered to you electronically, rather than on paper, please visit our web site at www.advantusfunds.com.

ACCOUNT REQUIREMENTS

MINIMUM INVESTMENT AMOUNTS. A minimum initial investment of $250 is required to open your account, unless you are making investments of not less than $25 under an automatic investment plan. You may make subsequent minimum investments in your account of $25.

MINIMUM ACCOUNT BALANCE. If for any reason the shares in your account have a value of less than $150, the Fund has the right to close your account. You will be given at least 60 days' written notice to add funds to your account and reestablish the minimum balance.

LOW BALANCE FEE. The Fund will deduct a $10 annual fee from your account in December of each year of each year if your account balance at that time is below $2,000. The low balance fee is waived for qualified retirement accounts and for investors who are participating in an automatic investment plan or who have aggregate Advantus Fund account assets of $10,000 or more (only shares held directly in the investor's name, rather than in a broker's name, are aggregated for this purpose).

26             BUYING AND SELLING SHARES

                                                                       [GRAPHIC]

                                                             GENERAL INFORMATION

--------------------
FOR YOUR INFORMATION
--------------------
The redemption or exchange of Fund shares may generate a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem or exchange, you may incur a gain or loss.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized. Dividends, if any, are paid quarterly and net capital gains distributions are generally paid once a year. Distributions on Class A shares will generally be higher than Class B and Class C share distributions due to higher Rule 12b-1 fees applicable to Class B and Class C shares. Your distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise. Distributions of these additional shares are made at the NAV of the payment date. There are no fees or sales charges on reinvestments. If you wish to receive cash distributions, you may authorize the Fund to do so in your account application or by writing to Advantus Shareholder Services. If your cash distribution checks cannot be delivered by the postal or other delivery service to your address of record, all distributions will automatically be reinvested in additional shares of the Fund. No interest will be paid on amounts represented by uncashed distribution checks.

You may elect to have dividends invested in shares of the Money Market Fund or in shares of the same class of another Advantus Multiple Class Fund described in "Advantus Family of Funds" below. Dividends are valued at the NAV of such other Advantus Fund on the dividend payment date. To qualify for this privilege, you must maintain a minimum account balance of $250 in the Fund and the other applicable Advantus Fund. You must request this privilege by writing to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-9767.

TAXES

You will be taxed on both dividends and capital gains distributions paid by the Fund (unless you hold your shares through an IRA or other tax-deferred retirement account). Dividends and distributions are subject to tax regardless of whether they are automatically invested or are received in cash. Dividends paid from the Fund's investment income will be taxed as ordinary income. Capital gains distributions will be taxed as long-term capital gains, regardless of the length of time for which you have held your shares. Long-term capital gains are currently taxable to individuals at a maximum federal tax rate of 20%. If you purchase shares of the Fund before dividends or capital gains distributions, such dividends and distributions will reduce the NAV per share by the amount of such dividends and distributions. Furthermore, you will be subject to taxation on such dividends and distributions.

If you sell your shares, you will generally realize a capital gain or loss. Any gain will be treated as short-term if you have held the shares for one year or less, and long-term if you have held the shares more than one year. Short-term capital gains are taxed as ordinary income, while long-term capital gains are subject to a maximum federal tax rate of 20%. If

                                                  GENERAL INFORMATION         27
you exchange your shares in the Fund for shares of another Advantus Fund, the exchange will be treated as a sale for federal tax purposes, and you will be taxed on any capital gain you realize on the sale.

The Fund makes changes in its portfolio that Templeton Counsel deems advisable. The Fund's portfolio turnover may cause the Fund to realize capital gains which, when distributed to shareholders, will be taxable to them.

You will receive an annual statement from the Fund providing detailed information concerning the federal tax status of distributions you have received during the year.

The above is only a general discussion of the federal income tax consequences of an investment in the Fund. For more information, see the Statement of Additional Information. You should consult your own tax adviser for the specific federal, state or local tax consequences to you of an investment in the Fund.

28             GENERAL INFORMATION

SERVICE PROVIDERS

INVESTMENT ADVISER

Advantus Capital Management, Inc.
400 Robert Street North
St. Paul, Minnesota 55101
(651) 665-3826

INVESTMENT SUB-ADVISER

Templeton Investment Counsel, LLC
500 East Broward Boulevard
Fort Lauderdale, Florida 33394
(305) 527-7500
Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403
(650) 312-2000

UNDERWRITER

Securian Financial Services, Inc.
400 Robert Street North
St. Paul, Minnesota 55101-2098
(651) 665-4833
(888) 237-1838

SHAREHOLDER AND ADMINISTRATIVE SERVICES AGENT

Advantus Shareholder Services
(a division of Minnesota Life Insurance Company)
(800) 665-6005

TRANSFER AGENT

PFPC Inc.
Advantus Funds Group
P.O. Box 9767
Providence, Rhode Island 02940-9767

CUSTODIAN

Bankers Trust Company
280 Park Avenue
New York, New York 10017

INDEPENDENT AUDITORS

KPMG LLP

GENERAL COUNSEL

Dorsey & Whitney LLP

                                                  GENERAL INFORMATION         29

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30

                       This page is purposely left blank.

                       This page is purposely left blank.

ADVANTUS FAMILY OF FUNDS
International Fund is a member of the Advantus family of funds. The following is a brief description of the investment objectives, policies and practices of the Advantus Funds.

BOND
----------------------------------------------------
High level of current income by investing primarily in high quality debt securities.
CORNERSTONE
----------------------------------------------------
Long-term growth through investing primarily in stocks of large capitalization companies deemed to be undervalued relative to their future earnings and growth potential. ENTERPRISE
----------------------------------------------------
Long-term growth through investing primarily in common stocks issued by small capitalization companies.
HORIZON
----------------------------------------------------
Long-term growth through investing primarily in common stocks issued by large capitalization companies.
INDEX 500
----------------------------------------------------
Investment results that correspond generally to the S&P 500 Index by investing a significant portion of its portfolio in common stocks included in the S&P 500 Index.*
INTERNATIONAL BALANCED
----------------------------------------------------
Total return through investing primarily in stocks and bonds of large and small companies located outside the U.S.
MONEY MARKET
----------------------------------------------------
High level of current income by investing primarily in money market securities.
MORTGAGE SECURITIES
----------------------------------------------------
High level of current income by investing primarily in mortgage-related securities.
REAL ESTATE SECURITIES FUND
----------------------------------------------------
Total return through investing in real estate and
real-estate related securities.
SPECTRUM
----------------------------------------------------
Total return from a combination of income and capital appreciation through investing in a portfolio of stocks, debt securities and money market instruments.
VENTURE
----------------------------------------------------
Long-term growth through investing primarily in stocks of small capitalization companies deemed to be undervalued relative to their future earnings and growth potential.

An investment in any Advantus Fund will be subject to a variety of risks. As a result, an Advantus Fund may not always achieve its investment objective. You may obtain a prospectus for another Advantus Fund by calling the toll-free telephone number or writing to the address shown on the back cover of this prospectus under the caption "How to Obtain Additional Information". Read the prospectus carefully before you invest.

*"STANDARD & POOR'S-REGISTERED TRADEMARK-", "S&P 500-REGISTERED TRADEMARK-", "STANDARD & POOR'S 500", AND "500" ARE REGISTERED TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY ADVANTUS INDEX 500 FUND, INC. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

                                                  GENERAL INFORMATION         33

SECURIAN FINANCIAL SERVICES, INC.                                   PRESORTED STANDARD
400 ROBERT STREET NORTH                                              U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                                ST. PAUL, MN
                                                                      PERMIT NO. 3547
FORWARDING SERVICE REQUESTED

ADDITIONAL INFORMATION ABOUT THE FUND

The Fund's annual and semi-annual reports list portfolio holdings, and discuss recent market conditions, economic trends and investment strategies that affected the Fund during the latest fiscal year.

A Statement of Additional Information (SAI) provides further information about the Fund. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this Prospectus).

HOW TO OBTAIN ADDITIONAL INFORMATION

The SAI and the Fund's annual and semi-annual reports are available without charge upon request. You may obtain additional information or make any inquiries:

By Telephone - Call (800) 665-6005

By Mail - Write to Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island
          02940-9767

Web Site Address - www.advantusfunds.com

Information about the Fund (including the SAI and annual and semi-annual reports) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 1-202-942-8090). This information and other reports about the Fund are also available on the SEC's World Wide Web site at http://www.sec.gov. Copies of this information may be obtained by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or obtained by electronic request to: publicinfo@sec.gov. You will be charged a duplicating fee for copies.

Investment Company Act No. 811-8590

[LOGO]
ADVANTUS-TM-
FAMILY OF FUNDS
-C-1999 Advantus Capital Management, Inc.
   All rights reserved.

F. 47469 Rev. 2-2002

                        STATEMENT OF ADDITIONAL INFORMATION






                            ADVANTUS HORIZON FUND, INC.
                            ADVANTUS SPECTRUM FUND, INC.
                      ADVANTUS MORTGAGE SECURITIES FUND, INC.
                          ADVANTUS MONEY MARKET FUND, INC.
                              ADVANTUS BOND FUND, INC.
                          ADVANTUS CORNERSTONE FUND, INC.
                           ADVANTUS ENTERPRISE FUND, INC.
                     ADVANTUS INTERNATIONAL BALANCED FUND, INC.


                                    February 1, 2002





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.  THIS STATEMENT OF
      ADDITIONAL INFORMATION RELATES TO THE SEPARATE PROSPECTUSES DATED
       FEBRUARY 1, 2002 AND SHOULD BE READ IN CONJUNCTION THEREWITH.


    EACH FUND'S AUDITED ANNUAL REPORT DATED SEPTEMBER 30, 2001, WHICH EITHER ACCOMPANIES THIS STATEMENT OF ADDITIONAL INFORMATION OR HAS PREVIOUSLY BEEN PROVIDED TO THE INVESTOR TO WHOM THIS STATEMENT OF ADDITIONAL INFORMATION IS
                 BEING SENT, IS INCORPORATED HEREIN BY REFERENCE.

  A COPY OF EACH PROSPECTUS AND ANNUAL REPORT MAY BE OBTAINED BY TELEPHONE FROM ADVANTUS SHAREHOLDER SERVICES AT (800) 665-6005 OR BY WRITING TO THE FUNDS AT
    ADVANTUS FUNDS GROUP, P.O. BOX 9767, PROVIDENCE, RHODE ISLAND 02940-9767

                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

INVESTMENT OBJECTIVES AND POLICIES
     Fund Names and Investment Policies
     Equity Securities of Small Capitalization Companies
     Debt and Money Market Securities - Advantus Multiple Class Funds Low Rated Securities
     Convertible Securities
     Money Market Securities - Money Market Fund
     U.S. Government Obligations
     Obligations of Non-Domestic Banks
     Variable Amount Master Demand Notes
     Mortgage-Related Securities
     U.S. Government Mortgage-Related Securities
     Non-Governmental Mortgage-Related Securities
     Collateralized Mortgage Obligations
     Stripped Mortgage-Backed Securities
     Asset-Backed and Stripped Asset-Backed Securities
     Direct Investments in Mortgages - Whole Loans
     Foreign Securities
     Investments in Russia
     Currency Exchange Transactions
     Foreign Currency Hedging Transactions
     Closed-End Investment Companies
     Real Estate Investment Trust Securities
     Loans of Portfolio Securities
     Restricted and Illiquid Securities
     When-Issued Securities and Forward Commitments
     Mortgage Dollar Rolls
     Repurchase Agreements
     Reverse Repurchase Agreements
     Futures Contracts and Options on Futures Contracts
     Options
     Warrants
     Warrants with Cash Extractions
     Index Depositary Receipts
     Short Sales Against the Box
     Defensive Purposes

INVESTMENT RESTRICTIONS
     Fundamental Restrictions
     Non-Fundamental Restrictions

PORTFOLIO TURNOVER

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR LIABILITY

INVESTMENT ADVISORY AND OTHER SERVICES
     General
     Control and Management of Advantus Capital and Securian Financial Investment Advisory Agreement
     International Fund Sub-Adviser - Templeton Counsel
     International Fund Investment Sub-Advisory Agreement - Templeton Counsel Enterprise Fund Sub-Adviser - CSAM
     Enterprise Fund Investment Sub-Advisory Agreement - CSAM
     Code of Ethics
     Distribution Agreement
     Payment of Certain Distribution Expenses of the Funds
     Transfer Agent and Administrative Services

MONEY MARKET FUND AMORTIZED COST METHOD
OF PORTFOLIO VALUATION

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
     Horizon Fund, Spectrum Fund, Cornerstone Fund and Enterprise Fund Mortgage Securities Fund and Bond Fund
     Money Market Fund
     International Fund
     Generally

CALCULATION OF PERFORMANCE DATA
     Money Market Fund
     Advantus Multiple Class Funds

CAPITAL STOCK AND OWNERSHIP OF SHARES

HOW TO BUY SHARES

SALES CHARGES
     Class A Shares
     Class B Shares
     Class C Shares
     Other Payments to Broker-Dealers

NET ASSET VALUE AND PUBLIC OFFERING PRICE

REDUCED SALES CHARGES
     Right of Accumulation-Cumulative Purchase Discount
     Letter of Intent
     Combining Purchases
     Group Purchases
     Waiver of Sales Charges For Certain Sales of Class A Shares

EXCHANGE AND TRANSFER OF FUND SHARES
     Systematic Exchange Plan

SHAREHOLDER SERVICES
     Open Accounts
     Automatic Investment Plan
     Group Systematic Investment Plan
     Retirement Plans Offering Tax Benefits
     Systematic Withdrawal Plans

REDEMPTIONS
     Signature Guarantee
     Contingent Deferred Sales Charge
     Telephone Redemption
     Internet Redemption
     Delay in Payment of Redemption Proceeds
     Fund's Right to Redeem Small Accounts
     Checkwriting
     Automatic Premium Payments
     Reinstatement Privilege

TELEPHONE TRANSACTIONS

INTERNET TRANSACTIONS

DISTRIBUTIONS AND TAX STATUS
     Dividends and Capital Gains Distributions
     Taxation - General

FINANCIAL STATEMENTS

Appendix A - Mortgage-Related Securities
     Underlying Mortgages
     Liquidity and Marketability
     Average Life
     Yield Calculations

Appendix B - Bond and Commercial Paper Ratings
     Bond Ratings
     Commercial Paper Ratings

Appendix C - Futures Contracts
     Example of Futures Contract Sale
     Example of Futures Contract Purchase
     Tax Treatment

                          GENERAL INFORMATION AND HISTORY

     Advantus Horizon Fund, Inc. ("Horizon Fund"), Advantus Spectrum Fund, Inc. ("Spectrum Fund"), Advantus Mortgage Securities Fund, Inc. ("Mortgage Securities Fund"), Advantus Money Market Fund, Inc. ("Money Market Fund"), Advantus Bond Fund, Inc. ("Bond Fund"), Advantus Cornerstone Fund, Inc. ("Cornerstone Fund"), Advantus Enterprise Fund, Inc. ("Enterprise Fund") and Advantus International Balanced Fund, Inc. ("International Fund"), collectively referred to as the "Funds," are open-end diversified management investment companies, commonly called mutual funds. The Funds, together with three other mutual funds which share the same investment adviser, are members of a family of mutual funds known as the "Advantus Funds." Each of the Advantus Funds, excluding Money Market Fund, offers more than one class of shares (the "Advantus Multiple Class Funds"). The Advantus Multiple Class Funds currently offer three classes of shares (Class A, Class B and Class C), except for Advantus Real Estate Securities Fund, Inc., which currently offers two classes of shares (Class A and Class B). Each class is sold pursuant to different sales arrangements and bears different expenses. The Funds are incorporated as Minnesota corporations. Horizon Fund, Spectrum Fund, Mortgage Securities Fund and Money Market Fund were incorporated in October 1984. Bond Fund was incorporated in January 1987, and Cornerstone Fund, Enterprise Fund and International Fund were incorporated in January 1994.

                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and principal investment policies of each of the Funds are set forth in the text of each Fund's Prospectus under "Investing in the Fund-Investment Policies and Practices." This section contains detailed descriptions of the investment policies of the Funds as summarized in each Fund's Prospectus.


FUND NAMES AND INVESTMENT POLICIES

     Mortgage Securities Fund and Bond Fund have names that suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act. However, the names of Mortgage Securities Fund and Bond Fund may be changed only if shareholders of each Fund vote to approve a new name by amending such Fund's articles of incorporation. Such a change requires the vote of a majority of the shares of the Fund represented, in person or by proxy, at a meeting of shareholders called for the purpose of voting on such a proposal. Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.

EQUITY SECURITIES OF SMALL CAPITALIZATION COMPANIES

     Enterprise Fund will primarily invest in equity securities issued by small capitalization companies. Small capitalization companies may be in a relatively early stage of development or may produce goods and services which have favorable prospects for growth due to increasing demand or developing markets. Frequently, such companies have a small management group and single product or product-line expertise that may result in an enhanced entrepreneurial spirit and greater focus which allow such firms to be successful. The Fund's investment adviser believes that such companies may develop into significant business enterprises and that an investment in such companies offers a greater opportunity for capital appreciation than an investment in larger more established entities. However, small capitalization companies frequently retain a large part of their earnings for research, development and investment in capital assets, so that the prospects for immediate dividend income are limited.

     While securities issued by smaller capitalization companies have historically produced better market results than the securities of larger issuers, there is no assurance that they will continue to do so or that the Fund will invest specifically in those companies which produce those results.
Because of the risks involved, the Fund is not intended to constitute a complete investment program.


DEBT AND MONEY MARKET SECURITIES - ADVANTUS MULTIPLE CLASS FUNDS

     Each of Horizon Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund, Cornerstone Fund, Enterprise Fund and International Fund may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. The debt instruments in which these Funds may invest include the following:

     Corporate obligations which at the time of purchase are rated within the four highest grades assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Services, Inc. ("Moody's") or any other national rating service, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. To the extent that the Fund invests in securities rated
     BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. As an operating policy, International Fund will not invest more than 5% of its assets in debt securities rated BBB by S&P or Baa by Moody's. In addition, Spectrum Fund, Bond Fund and Mortgage Securities Fund may also invest up to 10% of their respective net assets in securities rated BB or Ba by S&P or Moody's, respectively, and Cornerstone Fund may also invest up to 10% of its net assets in securities (including convertible securities) rated at least B- by S&P or by B3 by Moody's. See "Low Rated Securities," below. For a description of the ratings used by Moody's and S&P, see Appendix
     B ("Bond and Commercial Paper Ratings") below.

     Obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

     Debt obligations of banks.

     Bond Fund may also purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody's.

     In addition to the instruments described above, which will generally be long-term, but may be purchased by the Fund within one year of the date of a security's maturity, the Fund may also purchase other high quality securities including:

     Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.

     Obligations of the International Bank for Reconstruction and Development.

     Commercial paper (including variable amount master demand notes) issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody's or A-1 by S&P or, if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P and, if issued by an affiliated foreign corporation, such commercial paper (not to exceed in the aggregate 10% of such Fund's (other than Mortgage Securities Fund's) net assets) is U.S. dollar denominated and not subject at the time of purchase to foreign tax withholding.

     The Fund may also invest in securities which are unrated if the Fund's investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of "split-rated" securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody's), it is the Fund's general policy to classify such securities at the higher rating level where, in the judgment of the Fund's investment adviser or sub-adviser, such classification reasonably reflects the security's quality and risk.

     The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund's net asset value.

     These Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Funds' general policy to dispose of such down-graded securities except when, in the judgment of the Funds' investment adviser or sub-adviser, it is to the Funds' advantage to continue to hold such securities. In no event, however, will any Fund hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.

LOW RATED SECURITIES

     Spectrum Fund, Mortgage Securities Fund and Bond Fund may invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. Cornerstone Fund may also invest up to 10% of its net asset in debt securities (including convertible securities) which are rated at least B- by S&P or B3 by Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. Each of these Funds may also hold an additional 5% of its net assets in securities rated below "investment grade" (i.e. below BBB) where such securities were either investment grade or eligible low rated securities at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see "Debt and Money Market Securities - Advantus Multiple Class Funds" above). Debt securities rated below the four highest categories (i.e., below BBB) are not considered investment grade obligations and are commonly called "junk bonds." These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments.

     Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds' ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds' shares.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.

     Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.

CONVERTIBLE SECURITIES

     Bond Fund, Spectrum Fund, Mortgage Securities Fund, Cornerstone Fund, Enterprise Fund and Horizon Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible bonds can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. Enterprise Fund and Horizon Fund will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BBB or Baa by S&P or Moody's, respectively, or it not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser. Bond Fund, Spectrum Fund and Mortgage Securities Fund will each limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody's, respectively, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser. Cornerstone Fund will limit its purchase of convertible debt securities to those that, at the time of purchase, are rated at least B- by S&P or B3 by Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Fund's investment adviser. See "Low Rated Securities," above.

MONEY MARKET SECURITIES - MONEY MARKET FUND

     Subject to the limitations under Rule 2a-7 of the Investment Company Act of 1940 (as described in "Investment Restrictions - Money Market Fund" below), Money Market Fund will invest in a managed portfolio of money market instruments as follows:

     Obligations issued or guaranteed as to principal or interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress.

     Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations and savings banks which at the date of the investment have total assets (as of the date of their most recent annual financial statements) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches or agencies of foreign banks if such banks meet the above-stated asset size; and obligations of any such U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation.

     Obligations of the International Bank for Reconstruction and Development.

     U.S. dollar denominated obligations of Foreign governments and companies that are publicly traded in the United States.

     Commercial paper (including variable amount master demand notes) issued by U.S. limited partnerships, corporations or affiliated foreign corporations.

     Other corporate debt obligations that at the time of issuance were long-term securities, but that have remaining maturities of 397 calendar days or less.

     Repurchase agreements with respect to any of the foregoing obligations.

     By limiting the maturity of its investments as described above, the Fund seeks to lessen the changes in the value of its assets caused by market factors. The Fund intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.

U.S. GOVERNMENT OBLIGATIONS

     These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. Government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association ("GNMA"), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association ("FNMA").

OBLIGATIONS OF NON-DOMESTIC BANKS

     Money Market Fund and the Advantus Multiple Class Funds may invest in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks, which may involve somewhat greater opportunity for income than the other money market instruments in which such Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. The Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.

VARIABLE AMOUNT MASTER DEMAND NOTES

     Money Market Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to direct arrangements between Money Market Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund's investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.

MORTGAGE-RELATED SECURITIES

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. Government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Fund's yield or the price of its shares.

     Each Fund expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either (a) issued by GNMA, FNMA or FHLMC or other United States Government owned or sponsored corporations or (b) rated A or better by S&P or Moody's, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. The Fund may invest in mortgage-related securities rated BBB or Baa by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be, when deemed by the Fund's investment adviser or sub-adviser to be consistent with the Fund's respective objective. To the extent that the Fund invests in securities rated BBB or Baa by S&P or Moody's, respectively, it will be investing in securities which have speculative elements. Each Fund may also invest up to 10% of its assets in mortgage-related securities rated BB or Ba by S&P or Moody's, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser or sub-adviser, as the case may be. See "Low Rated Securities," above. Mortgage Securities Fund may not invest more than 35% of its total assets in securities rated BBB or Baa or lower by S&P or Moody's, respectively. For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody's and S&P, see Appendix A and B ("Mortgage-Related Securities" and "Bond and Commercial Paper Ratings") below.

U.S. GOVERNMENT MORTGAGE-RELATED SECURITIES

     A governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

     FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. Government.

NON-GOVERNMENTAL MORTGAGE-RELATED SECURITIES

     Mortgage Securities Fund, Bond Fund and Spectrum Fund may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Fund's investment adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in its investment adviser's opinion are illiquid if, as a result, more than 15% of the value of the Fund's net assets will be illiquid.

COLLATERALIZED MORTGAGE OBLIGATIONS

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may invest in collateralized mortgage obligations ("CMOs"), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a "tranche," is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. Government agencies or whole loans. CMOs backed by U.S. Government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or tranches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.

     In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.

     The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Fund may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund's purchase of CMOs generally. CMOs are typically traded over the counter rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may also purchase CMOs known as "accrual" or "Z" bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, Spectrum Fund, Mortgage Securities Fund and Bond Fund will not purchase a Z bond if the respective Fund's aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund's total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, Spectrum Fund, Bond Fund and Mortgage Securities Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Fund's net assets.

STRIPPED MORTGAGE-BACKED SECURITIES

     Spectrum Fund, Bond Fund and Mortgage Securities Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. "IOs" (interest only securities) receive the interest portion of the cash flow while "POs" (principal only securities) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. Government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.

     The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Fund will limit its investments in IOs and POs to 15% of the Fund's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Fund's net assets) except to the extent such securities are deemed liquid by the Fund's adviser in accordance with standards established by the Fund's Board of Directors. See "Restricted and Illiquid Securities" below.

ASSET-BACKED AND STRIPPED ASSET-BACKED SECURITIES

     Bond Fund, Spectrum Fund and Mortgage Securities Fund may invest in asset-backed securities rated within the four highest grades assigned by Moody's or S&P, or, if not rated, are of equivalent investment quality as determined by the Fund's investment adviser. Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a "revolving period" during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.

     Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

     Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

     To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

     Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See "Stripped Mortgage-Backed Securities," above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See "Stripped Mortgage-Backed Securities," above. As an operating policy, the Fund will limit its investment in IOs and POs to 15% of the Fund's net assets, and will treat them as illiquid securities (which, in the aggregate, may not exceed 15% of each Fund's net assets) except to the extent such securities are deemed liquid by the Fund's adviser in accordance with standards established by the Fund's Board of Directors. See "Restricted and Illiquid Securities" below.

DIRECT INVESTMENTS IN MORTGAGES - WHOLE LOANS

     Mortgage Securities Fund, Bond Fund and Spectrum Fund may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans".) The vendor of such mortgages receives a fee from the Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Fund's investment adviser. The Fund will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.

FOREIGN SECURITIES

     Horizon Fund, Spectrum Fund, Enterprise Fund and Cornerstone Fund may invest up to 10% of the market value of their respective total assets in securities of foreign issuers which are not traded in the U.S. (Securities of foreign issuers which are U.S. dollar denominated and issued and publicly traded in the U.S., usually in the form of sponsored American Depositary Receipts, are not considered foreign securities for this purpose and are not subject to this 10% limitation. Such Funds may not, however, invest more than 10% of their total assets in ADRs.) Bond Fund and Mortgage Securities Fund may each invest up to 10% of its total assets in foreign securities. Such securities are typically publicly traded but may in some cases be issued as private placements (each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Fund's net assets). In addition, International Fund may invest in foreign securities without limitation.

     Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.
 Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     The countries of the European Monetary Union (EMU) began the process of converting their individual country currencies to the Euro on January 1, 1999. There is also a risk that the value of foreign securities of companies located in EMU countries may decrease due to market volatility resulting from the conversion of certain EMU country currencies to the Euro. It is not possible to predict the impact of the Euro on the business or financial condition of European issues or on the Fund. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     Furthermore, International Fund may invest in securities issued by governments, governmental agencies and companies located in developing market countries. The Fund considers countries having developing markets to be all countries that are generally considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, the countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. In addition, developing market securities means (i) securities of companies the principal securities trading market for which is a developing market country, as defined above, (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such developing market countries or sales made in such developing market countries or (iii) securities of companies organized under the laws of, and with a principal office in, a developing market country. International Fund will at all times, except during temporary defensive periods, maintain investments in at least three countries having developing markets.

     An American Depositary Receipt ("ADR") is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.

     In addition, International Fund may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. European Depository Receipts are not necessarily denominated in the currency of the underlying security.

INVESTMENTS IN RUSSIA

     International Fund may invest in securities of Russian companies, which involves risks and special considerations not typically associated with investing in United States securities markets. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. The Fund may be affected unfavorably by political or diplomatic developments, social instability, changes in government policies, taxation and interest rates, currency repatriation restrictions and other political and economic developments in the law or regulations in Russia and, in particular, the risks of expropriation, nationalization and confiscation of assets and changes in legislation relating to foreign ownership.

     The planned economy of the former Soviet Union was run with qualitatively different objectives and assumptions from those prevalent in a market system and Russian businesses do not have any recent history of operating within a market-oriented economy. In general, relative to companies operating in Western economies, companies in Russian are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and,
(iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia's continued attempts to move toward a more market-oriented economy. Russia's economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending, and a devaluing currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted.

     The Russian securities markets are substantially smaller, less liquid and significantly more volatile than the securities markets in the United States. In addition, there is little historical data on these securities markets because they are of recent origin. A substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges and over-the-counter markets. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading volume. Although evolving rapidly, even the largest of Russia's stock exchanges are not well developed compared to Western stock exchanges. The actual volume of exchange-based trading in Russia is low and active on-market trading generally occurs only in the shares of a few private companies. Most secondary market trading of equity securities occurs through over-the-counter trading facilitated by a growing number of licensed brokers. Shares are traded on the over-the-counter market primarily by the management of enterprises, investment funds, short-term speculators and foreign investors. The securities of Russian companies are mostly traded over-the-counter and, despite the large number of stock exchanges, there is still no organized public market for such securities. This may increase the difficulty of valuing the Fund's investments. No established secondary markets may exist for many of the securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging country securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration transactions are subject to significant risks not normally associated with investments in the United States and other more developed markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or in certain limited cases by formal share certificates. However, there is not a central registration system and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and its possible for the Fund to lose its registration through fraud, negligence and even mere oversight. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, applicable to the Fund's activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund. There is still lacking a cohesive body of law and precedents normally encountered in business environments. Foreign investment in Russian companies is, in certain cases, legally restricted. Sometimes these restrictions are contained in constitutional documents of an enterprise which are not publicly available. Russian foreign investment legislation currently guarantees the right of foreign investors to transfer abroad income received on investments such as profits, dividends and interest payments. This right is subject to settlement of all applicable taxes and duties. However, more recent legislation governing currency regulation and control guarantees the right to export interest, dividends and other income on investments, but does not expressly permit the repatriation of capital from the realization of investments. Current practice is to recognize the right to repatriation of capital. Authorities currently do not attempt to restrict repatriation beyond the extent of the earlier law. No guarantee can be made, however, that amounts representing realization of capital of income will be capable of being remitted. If, for any reason, the Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable U.S. federal income tax treatment afforded to regulated investment companies, or, even if it did so qualify, it might become liable for income and excise taxes on undistributed income.

     Russian courts lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights typically found in Western jurisdictions are not available in Russia. There remains uncertainty as to the extent to which local parties and entities, including Russian state authorities, will recognize the contractual and other rights of the parties with which they deal. Accordingly, there will be difficulty and uncertainty in the Fund's ability to protect and enforce its rights against Russian state and private entities. There is also no assurance that the Russian courts will recognize or acknowledge that the Fund has acquired title to any property or securities in which the Fund invests, or that the Fund is the owner of any property or security held in the name of a nominee which has acquired such property or security on behalf of the Fund, because there is at present in Russia no reliable system or legal framework regarding the registration of titles. There can be no assurance that this difficulty in protecting and enforcing rights in Russia will not have a material adverse effect on the Fund and its operations. Difficulties are likely to be encountered enforcing judgments of foreign courts within Russia or of Russian courts in foreign jurisdictions due to the limited number of countries which have signed treaties for mutual recognition of court judgments with Russia.

CURRENCY EXCHANGE TRANSACTIONS

     SPOT EXCHANGE TRANSACTIONS. International Fund usually effects currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, the Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If the Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

         FORWARD EXCHANGE CONTRACTS. International Fund also has the authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which such Portfolios may invest for speculative purposes. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. These forward foreign currency exchange contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency (such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund's commitment to purchase the new (more favorable) currency is limited to the market value of the Fund's securities denominated in the old (less favorable) currency - see "Foreign Currency Hedging Transactions," below). Because these transactions are not entered into for hedging purposes, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

FOREIGN CURRENCY HEDGING TRANSACTIONS

         FORWARD EXCHANGE CONTRACTS. International Fund has authority to deal in forward foreign currency exchange contracts between currencies of the different countries in which the Fund will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and prices set at the time of the contract. Forward exchange contracts are individually negotiated and privately traded by currency traders and their customers. The Fund's dealings in forward foreign exchange contracts entered into for the purpose of hedging will be limited to hedging involving specific transactions, portfolio positions or foreign cross-currency hedging.

         Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund arising from the purchase and sale of portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. (An example of a transaction hedge is when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security in a particular currency). Position hedging is the sale of forward foreign exchange contracts into U.S. dollars with respect to portfolio security positions denominated or quoted in such foreign currency. (An example of a position hedge is if the Fund's sub-adviser believes that a foreign currency - for example the Japanese yen - may suffer a decline against another currency - for example the U.S. dollar - it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline - the Japanese yen - that approximates the value of some or all of the Fund's investment securities denominated in the Japanese yen). Foreign cross-currency hedging occurs when the Fund's investment sub-adviser believes a particular foreign currency may enjoy a substantial movement against another foreign currency and the sub-adviser decides to enter into a forward contract to sell the less favorable foreign currency in which certain Fund securities are denominated and to buy the more favorable foreign currency in an amount not to exceed the total market value of the Fund's securities denominated in the less favorable currency.

         The prediction of short-term currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     CURRENCY FUTURES CONTRACTS. International Fund may also enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the Fund's investment sub-adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

CLOSED-END INVESTMENT COMPANIES

     Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, International Fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for the International Fund to invest indirectly in certain developing markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the International Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the International Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.


REAL ESTATE INVESTMENT TRUST SECURITIES

         The Horizon, Spectrum and Cornerstone Funds may invest in securities issued by real estate investment trusts. A real estate investment trust ("REIT") is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), and must distribute to shareholders annually 95% or more of its taxable income. Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

         REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund investments in REITs will consist of equity REITs.

LOANS OF PORTFOLIO SECURITIES

     For the purpose of realizing additional income, Horizon Fund, Spectrum Fund, Enterprise Fund, Cornerstone Fund, Mortgage Securities Fund, Money
Market Fund, Bond Fund and International Fund may make secured loans of portfolio securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in a Fund's prospectus that the Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received will consist of cash, letters of credit or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Fund's custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund's investment adviser or sub-adviser to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund's investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund's investment adviser or sub-adviser throughout the term of each loan.

     Deutsche Bank AG acts as the securities lending agent on behalf of the International Fund. It has obtained an SEC exemptive order through its affiliate, Bankers Trust Company, which allows securities lending cash collateral to be invested in a single money market fund (affiliated with Deutsche Bank and Bankers Trust Company) in amounts which are not subject to the limits of sections 12(d)(1)(A) and 12(d)(1)(B) of the Investment Company Act of 1940. The effect of this is that up to one-third of the total assets of the International Fund can be invested in such a money market fund in connection with the securities lending program.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest up to 15% (10% in the case of Money Market Fund) of its net assets in securities restricted as to disposition under the federal securities laws or otherwise, or other illiquid assets. An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the investment company is valuing the investment. "Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid by the staff of the Securities and Exchange Commission (the "SEC"), since such securities may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. Because of such restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded.
 The Fund may be required to bear the expenses of registration of such restricted securities.

     The SEC has acknowledged, however, that a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933
Act). Additionally, the Fund's investment adviser and sub-adviser believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and for certain interest-only and principal-only classes of mortgage-backed and asset-backed securities. Each of the Funds may invest without limitation in these forms of restricted securities if such securities are deemed by the Fund's investment adviser or sub-adviser to be liquid in accordance with standards established by the Fund's Board of Directors. Under these guidelines, the Fund's investment adviser or sub-adviser must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in such restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified purchasers of the securities become, for a time, uninterested in purchasing these securities.

     If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund is in a position where more than 15% (10% in the case of Money Market Fund) of its net assets are invested in restricted and other illiquid securities, the Fund will take appropriate steps to protect liquidity.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     Mortgage Securities Fund, Spectrum Fund, Bond Fund and International Fund may each purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.

     The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund's investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund's investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund's investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund's net asset value.

     When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund's custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)

     The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as "mortgage dollar rolls," are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Funds that may invest in such transactions, see "Mortgage Dollar Rolls" below.

     The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund's purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares. No more than 30% of the value of such Fund's (other than International Fund's) total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls. No more than 20% of the value of International Fund's total assets will be committed to when-issued or forward commitment transactions.

MORTGAGE DOLLAR ROLLS

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, Spectrum Fund, Bond Fund and Mortgage Securities Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Fund's investment adviser to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

     For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a "financing" rather than as a separate sale and purchase transactions.

REPURCHASE AGREEMENTS

     Horizon Fund, Spectrum Fund, Enterprise Fund, Cornerstone Fund, Money Market Fund, Bond Fund and International Fund may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Directors of the Fund has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund's investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund's custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS

     Spectrum Fund and Money Market Fund may also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.

     The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund's investments and reduces the stability of the Fund's net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund's net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction). Moreover, the Money Market Fund will not enter into reverse repurchase agreements if and to the extent such transactions would, as determined by the Fund's investment adviser, materially increase the risk of a significant deviation in the Fund's net asset value per share. See "Money Market Fund Amortized Cost Method of Portfolio Valuation" below.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     FUTURES CONTRACTS. Consistent with their investment objectives and strategies, the Funds may enter into interest rate futures contracts, stock index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.")

     A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

     Stock index futures contracts include contracts on the S&P 500 Index and other broad-based stock market indexes, as well as contracts based on narrower market indexes or indexes of securities of particular industry groups. A stock index assigns relative values to the common stocks included in the index and the index fluctuates with the value of the common stocks so included. The parties to a stock index futures contract agree to make a cash settlement on a specific future date in an amount determined by the value of the stock index on the last trading day of the contract. The amount is a specified dollar amount times the difference between the value of the index on the last trading day and the value on the day the contract was struck.

     Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.

     Although many futures contracts by their terms call for actual delivery or acceptance of the financial instrument, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

     U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

     OPTIONS ON FUTURES CONTRACTS. The Funds also may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

     An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

     RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Funds to additional investment risks and transactions costs. Risks include:

- the risk that interest rates, securities prices or currency markets will not move in the direction that the Fund's investment adviser or sub-adviser anticipates;

- an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;

- the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;

- leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument; and

- the risk that the counterparty to an instrument will fail to perform its obligations.

     REGULATORY MATTERS. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts each Fund will maintain, in a segregated account, cash or liquid securities equal to the value of such contracts.

     The CFTC, a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of a company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.

     For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

OPTIONS

     Each Fund may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.

     A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised.

     Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; I.E., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.

     By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.

     OPTIONS ON SECURITIES. An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is "covered" if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, over-the-counter options may not.

     OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

     A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund's adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

     The index underlying a stock option index may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor's 100 Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.

WARRANTS

     Horizon Fund, Spectrum Fund, Enterprise Fund, Cornerstone Fund, Bond Fund and International Fund may invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant's exercise price, and (2) the warrant's premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

     It is not expected that Bond Fund will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of its total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.

WARRANTS WITH CASH EXTRACTIONS

     International Fund may also invest up to 5% of its assets in warrants used in conjunction with the cash extraction method. If an investor wishes to replicate an underlying share, the investor can use the warrant with cash extraction method by purchasing warrants and holding cash. The cash component would be determined by subtracting the market price of the warrant from the underlying share price.

     For example, ASSUME one share for company "Alpha" has a current share price of $40 and issued warrants can be converted one for one share at an exercise price of $31 exercisable two years from today. Also ASSUME that the market price of the warrant is $10 ($40 - $31 + $1) because investors are willing to pay a premium ($1) for previously stated reasons. If an investor wanted to replicate an underlying share by engaging in a warrant with cash extraction strategy, the amount of cash the investor would need to hold for every warrant would be $30 ($40 - $10 = $30). A warrant with cash extraction is, thus, simply a synthetically created quasi-convertible bond.

     If an underlying share issues no or a low dividend and has an associated warrant with a market price that is low relative to its share price, a warrant with cash extraction may provide attractive cash yields and minimize capital loss risk, provided the underlying share is also considered a worthy investment. For example, ASSUME Alpha's share is an attractive investment opportunity and its share pays no dividend. Given the information regarding Alpha provided above, also ASSUME that short-term cash currently yields 5% per year and that the investor plans to hold the investment at least two years, barring significant near-term capital appreciation. If the share price were to fall below $30, the warrant with cash extraction strategy would yield a lower loss than the underlying share because an investor cannot lose more than the purchase cost of the warrant (capital risk minimized). The cash component for this strategy would yield $3.08 after two years (compound interest). The total value of the underlying investment would be $43.08 versus $40.00 for the non-yielding underlying share (attractive yield). Finally, it is important to note that this strategy will not be pursued if it is not economically more attractive than underlying shares.

INDEX DEPOSITARY RECEIPTS

     Cornerstone Fund, Enterprise Fund, Spectrum Fund and Horizon Fund may each invest up to 10% of its total assets in one or more types of depositary receipts ("DRs") as a means of tracking the performance of a designated stock index while maintaining liquidity. No more than 5% of a Fund's total assets may be invested in any one DR. The Fund may invest in S&P 500 Depositary Receipts ("SPDRs"), which track the S&P 500 Index; S&P MidCap 400 Depositary Receipts ("MidCap SPDRs"), which track the S&P MidCap 400 Index; and "Dow Industrial Diamonds," which track the Dow Jones Industrial Average, or in other DRs which track indexes, provided that such investments are consistent with the Fund's investment objective as determined by the Fund's investment adviser. Each of these securities represents shares of ownership of a long term unit investment trust (a type of investment company) that holds all of the stock included in the relevant underlying index.

     DRs carry a price which equals a specified fraction of the value of the designated index and are exchange traded. As with other equity transactions, brokers charge a commission in connection with the purchase of DRs. In addition, an asset management fee is charged in connection with the underlying unit investment trust (which is in addition to the asset management fee paid by the Fund).

     Trading costs for DRs are somewhat higher than those for stock index futures contracts, but, because DRs trade like other exchange-listed equities, they represent a quick and convenient method of maximizing the use of the Fund's assets to track the return of a particular stock index. DRs share in the same market risks as other equity investments.

SHORT SALES AGAINST THE BOX

     Each Fund may sell securities "short against the box." Whereas a short sale is the sale of a security the Fund does not own, a short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion.

DEFENSIVE PURPOSES

     The Funds may invest up to 20% of their respective net assets in cash or cash items. In addition, for temporary or defensive purposes, the Funds may invest in cash or cash items without limitation. The "cash items" in which the Funds may invest, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by the Fund's investment adviser.

                           INVESTMENT RESTRICTIONS

     Each of the Funds is "diversified" as defined in the Investment Company Act of 1940. This means that at least 75% of the value of the Fund's total assets is represented by cash and cash items, government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

     The Money Market Fund is also subject to the investment restrictions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), in addition to its other policies and restrictions discussed below. Pursuant to Rule 2a-7, the Fund is required to invest exclusively in securities that mature within 397 days from the date of purchase and to maintain an average weighted maturity of not more than 90 days. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by S&P, or Prime-1 or Prime-2 by Moody's.

     Rule 2a-7 also requires, among other things, that the Money Market Fund may not invest, other than in U.S. "Government securities" (as defined in the 1940
Act), (a) more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not rated by two NRSROs in the highest category such as A-1 and Prime-1) and (b) more than the greater of 1% of its total assets or $1,000,000 in Second Tier Securities of any one issuer. The Fund's present practice is not to purchase any Second Tier Securities.

     In addition to the foregoing limitations, each Fund is subject to certain "fundamental" investment restrictions, described below, which may not be changed without the vote of a "majority" of the Fund's outstanding shares.
 As used in the applicable Prospectus and this Statement of Additional Information, "majority" means the lesser of (i) 67% of a Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares. Each Fund is also subject to certain other investment restrictions which are not fundamental and may be changed by vote of the Board of Directors without further shareholder approval.

FUNDAMENTAL RESTRICTIONS

     1.   Policy Regarding Borrowing and the Issuance of Senior Securities.

          The Fund will not borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2.   Policy Regarding Concentration in a Particular Industry.

          BOND FUND, CORNERSTONE FUND, ENTERPRISE FUND, HORIZON FUND, INTERNATIONAL BALANCED FUND AND SPECTRUM FUND.

          The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          MONEY MARKET FUND.

          The Fund will not concentrate its investments in a particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. In addition, this limitation does not apply to investments in domestic banks. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

          MORTGAGE SECURITIES FUND.

          Under normal market conditions, the Fund will concentrate its investments in the mortgage and mortgage-finance industry. The Fund will not concentrate its investments in any other particular industry. For purposes of this limitation, the United States Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3.   Policy Regarding Investments in Real Estate.

          The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     4.   Policy Regarding Investments in Commodities.

          The Fund will not purchase physical commodities or contracts relating to physical commodities.

     5.   Policy Regarding Lending.

          The Fund may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     6.   Policy Regarding Underwriting of Securities.

          The Fund will not act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS

     7. The Fund will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.

     8. The Fund will use futures contracts and options on futures contracts only (a) for "bona fide hedging purposes" (as defined in regulations of the Commodity Futures Trading Commission) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of liquidation value of the Fund's portfolio.

     9. The Fund may mortgage, pledge or hypothecate its assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.

     10. The Fund may not make short sales of securities, other than short sales "against the box."

     11. The Fund may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts.

     12. The Fund will not invest more than 15% (10% in the case of Money Market Fund) of its net assets in illiquid securities.

     13. The total market value of securities against which the Fund may write call or put options will not exceed 20% of the Fund's total assets. In addition, the Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.

     With respect to each of the Funds, any investment policy set forth under "Investing in the Fund - Investment Policies and Practices" in the applicable Prospectus, under "Investment Objectives and Policies" above, or any restriction set forth above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom, or unless the Investment Company Act of 1940 provides otherwise.

                                  PORTFOLIO TURNOVER

     Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

     Horizon Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Fund. For the fiscal years ended September 30, 2001, 2000 and 1999, the Fund's portfolio turnover rates were 129.6%, 109.3%, and 60.1%, respectively.

     Spectrum Fund's objective and policies may cause the annual portfolio turnover rate to be higher than the average turnover rate of other investment companies. Accordingly, the Fund may have high brokerage and other costs. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 2001, 2000 and 1999, the Fund's portfolio turnover rates were 158.4%, 132.0% and, 100.8%, respectively.

     Mortgage Securities Fund's investment activities may result in the Fund's engaging in a considerable amount of trading of securities held for less than one year. Accordingly, it can be expected that the Fund will have a higher turnover rate, and thus a higher incidence of brokerage and other costs, than might be expected from investment companies which invest substantially all of their funds on a long-term basis. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 2001, 2000 and 1999, the Fund's portfolio turnover rates were 55.2%, 64.7% and 127.1%, respectively.

     Money Market Fund, consistent with its investment objective, attempts to maximize yield through portfolio trading. This may involve selling portfolio instruments and purchasing different instruments to take advantage of disparities of yields in different segments of the high grade money market or among particular instruments within the same segment of the market. As a result, the Fund may have significant portfolio turnover. There usually are no brokerage commissions paid by the Fund for such purchases since such securities are purchased on a net basis. Since securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the Fund's portfolio turnover rate for reporting purposes is zero.

     Bond Fund makes changes in its portfolio securities which are considered advisable in light of market conditions. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Rate of portfolio turnover is not a limiting factor, however, and particular holdings may be sold at any time, if, in the opinion of the Fund's investment adviser, such a sale is advisable. A portfolio turnover rate that exceeds 100% is considered high and will result in higher costs. For the fiscal years ended September 30, 2001, 2000 and 1999, the Fund's portfolio turnover rates were 251.9%, 191.4% and 211.9%, respectively.


     Cornerstone Fund and Enterprise Fund each make changes in their portfolio securities which are considered advisable in light of market conditions. Frequent changes may result in higher brokerage and other costs for the Funds. Portfolio turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of Fund shares. Neither Fund emphasizes short-term trading profits. For the fiscal years ended September 30, 2001, 2000 and 1999, Cornerstone Fund's portfolio turnover rate was 147.9%, 180.1% and 78.7%, respectively. For the fiscal years ended September 30, 2001, 2000 and 1999, Enterprise Fund's portfolio turnover rate was 105.4%, 181.5% and 99.3%, respectively.

     International Fund also makes changes in its portfolio securities which are considered advisable in light of market conditions. The Fund does not emphasize short-term trading profits. For the fiscal years ended September 30, 2001, 2000 and 1999, International Fund's portfolio turnover rate was 35.6%, 44.2% and 73.8%, respectively.

                           DIRECTORS AND EXECUTIVE OFFICERS

     The names, addresses, principal occupations, and other affiliations of directors and executive officers of each of the Funds are given below:

                                Position with       Principal Occupation and other
Name and Address                  the Funds         Affiliations (Past 5 Years)
----------------                  ---------         ------------------------------
William N. Westhoff*            President           President, Treasurer and Director,
Advantus Capital                and Director        Advantus Capital Management, Inc.;
  Management, Inc.                                  Senior Vice President and Treasurer,
400 Robert Street North                             Minnesota Life Insurance Company;
St. Paul, Minnesota 55101                           President, MCM Funding 1997-1, Inc.;
                                                    President, MCM Funding 1998-1, Inc.;
                                                    Senior Vice President, Global
                                                    Investments, American Express
                                                    Financial Corporation, Minneapolis,
                                                    Minnesota, from August 1994 to October
                                                    1997

Frederick P. Feuerherm*         Vice President,     Vice President, Assistant Secretary
Advantus Capital                Director and        and Director, Advantus Capital
  Management, Inc.              Treasurer           Management, Inc.; Vice President,
400 Robert Street North                             Minnesota Life Insurance Company;
St. Paul, Minnesota 55101                           Vice President and Director, MIMLIC
                                                    Funding, Inc.; Vice President and
                                                    Assistant Secretary, MCM Funding 1997-1,
                                                    Inc.; Vice President and Assistant
                                                    Secretary, MCM Funding 1998-1, Inc.

Ralph D. Ebbott                 Director            Retired, Vice President and Treasurer
409 Birchwood Avenue                                of Minnesota Mining and Manufacturing
White Bear Lake,                                    Company (industrial and consumer products)
 Minnesota 55110                                    through June 1989

Charles E. Arner                Director            Retired, Vice Chairman of The First
E-1218 First National                               National Bank of Saint Paul from
 Bank Building                                      November 1983 through June 1984;
332 Minnesota Street                                Chairman and Chief Executive Officer
St. Paul, Minnesota 55101                           of The First National Bank of Saint Paul
                                                    from October 1980 through November
                                                    1983

Ellen S. Berscheid              Director            Regents' Professor of Psychology at the
University of Minnesota                             University of Minnesota
N309 Elliott Hall
Minneapolis, Minnesota 55455

Michael J. Radmer               Secretary           Partner with the law firm of
Dorsey & Whitney LLP                                Dorsey & Whitney LLP
50 South Sixth Street
Minneapolis, Minnesota 55402

----------------------------

* Denotes directors of the Funds who are "interested persons" (as defined under the Investment Company Act of 1940) of the Funds.

----------------------------

     The Fund has both an Audit Committee and a Nominations Committee, the members of which are all directors who are not "interested persons" of the Fund. Ms. Berscheid and Messrs. Arner and Ebbott comprise the members of both committees.

     Legal fees and expenses are paid to the law firm of which Michael J. Radmer is a partner. No compensation is paid by any of the Advantus Funds to any of its officers or directors who is affiliated with Advantus Capital Management, Inc. ("Advantus Capital").

     Each director of the Funds who is not affiliated with Advantus Capital also a director of the other four investment companies of which Advantus Capital is the investment adviser (12 investment companies in total -- the "Fund Complex"). As of the date hereof, such directors receive compensation in connection with all such investment companies which, in the aggregate, is equal to $8,000 per year plus $2,000 per board meeting and committee meeting attended (and reimbursement of travel expenses to attend directors' meetings). The portion of such compensation borne by any Fund is a pro rata portion based on the ratio that such Fund's total net assets bears to the total net assets of the Fund Complex. During the fiscal year ended September 30, 2001, each Director not affiliated with Advantus Capital or was compensated by the funds in accordance with the following table:

                                     Pension or                       Total
                                     Retirement                       Compensation
                       Aggregate     Benefits        Estimated        From Funds and
                       Compensation  Accrued as      Annual           Fund Complex
                       from the      Part of Fund    Benefits Upon    Paid to
 Name of Director      Funds(1)      Expenses        Retirement       Directors
 ----------------      --------      --------        ----------       ---------
 Charles E. Arner      2,613         n/a             n/a              20,000
 Ellen S. Berscheid    2,613         n/a             n/a              20,000
 Ralph D. Ebbott       2,613         n/a             n/a              20,000

(1) During the fiscal year ended September 30, 2001, each Director not affiliated with Advantus Capital received $376 from Horizon Fund, $481 from Spectrum Fund, $274 from Mortgage Securities Fund, $256 from Money Market Fund, $106 from Bond Fund, $371 from Enterprise Fund, $419 from Cornerstone Fund and $330 from International Fund.

     As of September 30, 2001, the directors and executive officers of the Funds did not own any shares of the Funds, except for William N. Westhoff who owned less than 1% of the outstanding shares of Horizon Fund, Mortgage Securities Fund, Money Market Fund, Enterprise Fund and Cornerstone Fund, Frederick P. Feuerherm who owned less than 1% of the outstanding shares of Spectrum Fund, and Michael J. Radmer who owned less than 1% of the outstanding shares of Horizon Fund and Spectrum Fund.

                              DIRECTOR LIABILITY

     Under Minnesota law, the Board of Directors of each Fund owes certain fiduciary duties to the Fund and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law also authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (i) for any breach of the directors' duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of each Fund limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such liability cannot be limited as provided in the Investment Company Act of 1940 (which prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the Investment Company Act of 1940 and the rules and regulations adopted under such Act.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Advantus Capital Management, Inc. ("Advantus Capital") has been the investment adviser and manager of each of the Funds since March 1, 1995. Prior to that date the Funds' investment adviser was MIMLIC Asset Management Company ("MIMLIC Management"), formerly the parent company of Advantus Capital. Securian Financial Services, Inc. ("Securian Financial") acts as the Funds' underwriter. Both Advantus Capital and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the directors or shareholders of the Fund. The address of both Advantus Capital and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.

CONTROL AND MANAGEMENT OF ADVANTUS CAPITAL AND SECURIAN FINANCIAL

     Advantus Capital was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life Insurance Company ("Minnesota Life"). Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named "Minnesota Mutual Companies, Inc." The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named "Minnesota Life Insurance Company". All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named "Securian Financial Group, Inc.", which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named "Securian Holding Company", which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Minnesota Life has assets of more than $17.9 billion. Advantus Capital and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.

     William N. Westhoff, President and a Director of each of the Funds, is President, Treasurer and Director of Advantus Capital. Frederick P. Feuerherm, Vice President, Treasurer and a Director of each of the Funds, is a Vice President, Assistant Secretary and Director of Advantus Capital.

INVESTMENT ADVISORY AGREEMENT

     Advantus Capital acts as investment adviser and manager of the Funds under Investment Advisory Agreements (the "Advisory Agreements") dated May 1, 2000 for each Fund, each of which Advisory Agreements was approved by shareholders on April 17, 2000 in the case of the Cornerstone, Enterprise and International Balanced Funds, and on April 28, 2000 in the case of the Horizon, Spectrum, Mortgage Securities, Money Market and Bond Funds. The Advisory Agreements were last approved by the Board of Directors of each Fund (including a majority of the directors who are not parties to the contract, or interested persons of any such party) on January 24, 2002. The Advisory Agreements will terminate automatically in the event of their assignment. In addition, each Advisory Agreement is terminable at any time, without penalty, by the Board of Directors of the respective Fund or by vote of a majority of the Fund's outstanding voting securities on not more than 60 days' written notice to Advantus Capital, and by Advantus Capital on 60 days' written notice to the Fund. Unless sooner terminated, each Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the respective Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Advisory Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     Pursuant to the Advisory Agreements each Fund pays Advantus Capital an advisory fee equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                                          ADVISORY FEE AS PERCENTAGE
FUND                                                         OF AVERAGE NET ASSETS
----                                                         ---------------------
HORIZON FUND:
     On the first $1 billion in assets                                 .70%
     On the next $1 billion in assets                                  .65%
     On all assets in excess of $2 billion                             .60%
SPECTRUM FUND:
     On the first $1 billion in assets                                 .50%
     On the next $1 billion in assets                                  .48%
     On all assets in excess of $2 billion                             .46%
MORTGAGE SECURITIES FUND:
     On the first $1 billion in assets                                 .475%
     On the next $1 billion in assets                                  .46%
     On all assets in excess of $2 billion                             .45%
MONEY MARKET FUND:
     On the first $500 million in assets                               .50%
     On the next $500 million in assets                                .45%
     On the next $1 billion in assets                                  .425%
     On all assets in excess of $2 billion                             .40%
BOND FUND:
     On the first $250 million in assets                               .60%
     On the next $250 million in assets                                .55%
     On the next $500 million in assets                                .50%
     On all assets in excess of $1 billion                             .45%
CORNERSTONE FUND:
     On the first $500 million in assets                               .70%
     On the next $500 million in assets                                .65%
     On the next $1 billion in assets                                  .60%
     On all assets in excess of $2 billion                             .55%
ENTERPRISE FUND:
     On the first $1 billion in assets                                 .70%
     On the next $1 billion in assets                                  .68%
     On all assets in excess of $2 billion                             .66%
INTERNATIONAL FUND:
     On the first $250 million in assets                               .70%
     On the next $250 million in assets                                .65%
     On the next $500 million in assets                                .60%
     On all assets in excess of $1 billion                             .55%

     Prior to May 1, 2000, each Fund paid Advantus Capital an advisory fee, in accordance with its prior investment advisory agreement, equal on an annual basis to a percentage of that Fund's average daily net assets as set forth in the following table:

                                                 Advisory Fee Paid Prior to May 1, 2000 as Percentage
     Fund                                                       of Average Net Assets
     ----                                                    --------------------------
     Horizon Fund                                                      .80%
     Spectrum Fund                                                     .60%
     Mortgage Securities Fund                                          .575%
     Money Market Fund                                                 .50%
     Bond Fund                                                         .70%
     Cornerstone Fund                                                  .80%
     Enterprise Fund                                                   .80%
     International Fund:
        On the first $25 million in assets                             .95%
        On the next $25 million in assets                              .80%
        On the next $50 million in assets                              .75%
        On all assets in excess of $100 million                        .65%

     From the advisory fee received from Enterprise Fund, Advantus Capital pays Credit Suisse Asset Management, LLC ("CSAM") a sub-advisory fee which, through March 31, 2003, is equal to .65% of the first $425 million of Enterprise Fund's average daily net assets, .60% on the next $250 million of assets, .55% on the next $250 million of assets, .50% of the next $1 billion of assets, and .45% of all assets in excess of $1.925 billion. Effective April 1, 2003, Advantus Capital will pay CSAM a sub-advisor's fee equal to
 .65% of the first $500 million of assets, .60% of the next $250 million of assets .55% of the next $250 million of assets, .50% of the next $1 billion of assets, and .45% of all assets in excess of $2 billion. For purposes of applying the preceding breakpoints, the assets of the Fund are combined with all other assets sub-advised by CSAM for Advantus Capital, as determined on March 31st, June 30th, September 30th and December 31st of each year, with the percentage fee determined on such date being applicable to the following period and applied back to the first dollar of Fund assets.

     From the advisory fee received from International Fund, Advantus Capital pays Templeton Investment Counsel, LLC ("Templeton Counsel") a sub-advisory fee equal to .70% on the first $25 million of International Fund's average daily net assets, .55% on the next $25 million, .50% on the next $50 million, and .40% on all average daily net assets in excess of $100 million. Solely for the purpose of establishing the appropriate breakpoints at which the Fund's subadvisory fee shall be calculated, the breakpoints are based on the aggregation of the monthly market value of any non-mutual fund account of Minnesota Life or any affiliate thereof advised or subadvised by Templeton Counsel or any advisory affiliate thereof as well as the average daily net assets of any U.S. registered mutual fund advised by Advantus and sub-advised by Templeton Counsel or any advisory affiliate thereof. For fee-stacking purposes, the asset classes so managed with the highest fee schedules shall be counted first as assets of this Fund in order to determine this Fund's appropriate starting breakpoint when the following conditions are satisfied:
(i) Franklin Advisors, Inc. an affiliate of Templeton Counsel provides other sub-advisory services to Advantus Capital, beginning on or after February 15, 2000, covering small company domestic equities in an amount in excess of $100 million; and (ii) Minnesota Life, the affiliate of Advantus Capital, offers as investment options in its registered variable insurance contracts the Templeton Developing Markets Fund and any other two funds in the Franklin/Templeton Variable Insurance Products Fund.

     From the sub-advisory fee received from Advantus Capital for the International Fund, Templeton Counsel pays its affiliate, Franklin Advisers, Inc. ("FAV"), a fee equal to 30% of such sub-advisory fee for managing the fixed income portion of the International Fund's portfolio.

     The fees paid by the Funds during the fiscal years ended September 30, 2001, 2000, and 1999 (before Advantus Capital's absorption of certain expenses, described below) were as follows:

     Fund                        2001              2000             1999
     ----                     ----------        ----------       ----------
     Horizon Fund             $  427,000        $  725,918       $  646,511
     Spectrum Fund               425,996           624,481          613,091
     Mortgage Securities Fund    269,974           260,837          287,662
     Money Market Fund           214,125           204,795          261,232
     Bond Fund                   134,639           162,489          207,779
     Cornerstone Fund            623,266           797,770        1,005,217
     Enterprise Fund             349,882           499,093          366,946
     International Fund          359,101           456,877          499,749

     For this fee, Advantus Capital acts as investment adviser and manager for the Funds or, in the case of Enterprise Fund and International Fund, pays
CSAM and Templeton Counsel, respectively, to serve as investment sub-advisers. Effective May 1, 2000, each Fund pays its own transfer agent and shareholder servicing expenses. Prior to that date, Advantus Capital paid the transfer agent and shareholder servicing expenses for each Fund other than Money Market Fund.

     Under the Advisory Agreements, Advantus Capital furnishes the Funds office space and all necessary office facilities, equipment and personnel for servicing the investments of the Funds, and pays the salaries and fees of all officers and directors of the Funds who are affiliated with Advantus Capital. In addition, except to the extent that Securian Financial receives Rule
12b-1 distribution fees (see "Payment of Certain Distribution Expenses of the Funds" below), Securian Financial bears all promotional expenses in connection with the distribution of the Funds' shares, including paying for prospectuses and statements of additional information for new shareholders, and shareholder reports for new shareholders, and the costs of sales literature. The Funds pay all other expenses not so expressly assumed.

     Under the Advisory Agreements for each Fund other than Money Market Fund, Advantus Capital agreed to absorb all Fund costs and expenses which exceed a specified percentage of the average daily net assets of each class of share through the fiscal year of the Fund ending September 30, 2001, as set forth in the following table:

                                                       Expenses Absorbed in Excess of
                                                 Specified Percentage of Average Net Assets
                                                 ------------------------------------------
Fund                                             Class A           Class B          Class C
----                                             -------           -------          -------
Horizon Fund                                     1.35%            2.10%             2.10%
Spectrum Fund                                    1.12%            1.87%             1.87%
Mortgage Securities Fund                          .95%            1.70%             1.70%
Bond Fund                                        1.15%            1.90%             1.90%
Cornerstone Fund                                 1.24%            1.99%             1.99%
Enterprise Fund                                  1.38%            2.23%             2.23%
International Fund                               1.62%            2.42%             2.42%

     During the fiscal years ended September 30, 2001, 2000, 1999 and 1998 Advantus Capital voluntarily absorbed certain expenses of the Funds (which do not include certain Rule 12b-1 fees waived by Securian Financial), or, in the case of each Fund other than Money Market Fund, absorbed certain expenses of the Fund during the period from May 1, 2000 through September 30, 2001 in accordance with the Advisory Agreement, as set forth below:

     Fund                        2001          2000         1999
     ----                        ----          ----         ----
     Horizon Fund               $284,604     $ 90,632     $      0
     Spectrum Fund               241,979       95,590            0
     Mortgage Securities Fund    205,818      180,596      119,827
     Money Market Fund           240,900      278,882      232,015
     Bond Fund                   188,638      168,365      112,547
     Cornerstone Fund            131,531      106,763            0
     Enterprise Fund              60,437       59,225            0
     International Fund           28,799       48,370            0

INTERNATIONAL FUND SUB-ADVISER - TEMPLETON COUNSEL AND FAV

    Templeton Investment Counsel, LLC, (hereinafter "Templeton Counsel"), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Fort Lauderdale, Florida 33394 has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the International Fund, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is an indirect, wholly-owned subsidiary of Templeton Worldwide, Inc., Fort Lauderdale, Florida, which in turn is a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"). Franklin Advisers, Inc. (hereinafter "FAV"), a California corporation with principal offices at One Franklin Parkway, San Mateo, California 94403, has been retained under a sub-advisory agreement with Templeton Counsel pursuant to which FAV provides investment advice and generally conducts the investment management program for the fixed income investments of the International Fund. FAV is also an indirect, wholly-owned subsidiary of Franklin.

     Franklin is a large, diversified financial services organization. Through its operating subsidiaries, Franklin provides a variety of investment products and services to institutions and individuals throughout the United States and abroad. One of the country's largest mutual fund organizations, Franklin's business includes the provision of management, administrative and distribution services to the Franklin/Templeton Group of Funds, which is distributed through a nationwide network of banks, broker-dealers, financial planners and investment advisers. Franklin is headquartered in San Mateo, California, and its common stock is listed on the New York Stock Exchange under the ticker symbol BEN.

     Certain clients of Templeton Counsel may have investment objectives and policies similar to that of the International Fund. Templeton Counsel may, from time to time make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the International Fund. When two or more of the clients of Templeton Counsel (including the International Fund) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

INTERNATIONAL FUND INVESTMENT SUB-ADVISORY AGREEMENT - TEMPLETON COUNSEL AND
FAV

     Templeton Counsel acts as an investment sub-adviser to the International Fund under an Investment Sub-Advisory Agreement (the "Templeton Agreement") with Advantus Capital dated March 1, 1995, approved by shareholders of the Fund on February 14, 1995. Templeton Counsel has, in turn, entered into a Sub-Advisory Agreement with FAV, dated January 24, 2002 (the "FAV Agreement") pursuant to which FAV provides investment advisory services with respect to the fixed income portfolio of the Fund. The Templeton Agreement, as amended, and the FAV Agreement were last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the Templeton Agreement or the FAV Agreement or interested persons of any such party, on January 24, 2002. The Templeton Agreement and the FAV Agreement will each terminate automatically upon the termination of the Advisory Agreement and in the event of its assignment. In addition, the Templeton Agreement and the FAV Agreement are each terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by a vote of the majority of the International Fund's outstanding voting securities on 60 days' written notice to Templeton Counsel. The Templeton Agreement may be terminated by Templeton Counsel on 60 days' written notice to Advantus Capital, and the FAV Agreement may be terminated by either Templeton or FAV on 60 days' written notice to the other party and to Advantus Capital. Unless sooner terminated, the Templeton Agreement and the FAV Agreement shall each continue in effect from year to year if approved at least annually by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the International Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Templeton Agreement, cast in person at a meeting called for the purpose of voting on such approval.

ENTERPRISE FUND SUB-ADVISER - CSAM

     Credit Suisse Asset Management, LLC (CSAM) has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management of the Enterprise Fund, subject to the general control of the Board of Directors of the Fund. CSAM is a registered investment adviser under the Investment Advisers Act of 1940.

     CSAM is a wholly-owned subsidiary of Credit Suisse Group, one of the largest financial services companies in the world, and comprises the U.S. arm of Credit Suisse Group's Credit Suisse Asset Management division. CSAM, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years. As of September 30, 2001, the Credit Suisse Asset Management division had global assets under management of approximately $268 billion, of which $75 billion was managed by CSAM. The principal business address of CSAM is 466 Lexington Avenue, New York, New York 10017.

ENTERPRISE FUND INVESTMENT SUB-ADVISORY AGREEMENT - CSAM

     CSAM acts as investment sub-adviser of the Enterprise Fund under an Investment Sub-Advisory Agreement (the CSAM Agreement) with Advantus Capital dated May 1, 2000, and approved by shareholders of the Fund on April 17, 2000. An amendment to the CSAM Agreement, adjusting the level of sub-advisory fees payable by Advantus Capital to CSAM under such Agreement, was approved by the Board of Directors of the Fund on October 25, 2001. The CSAM Agreement as amended was last approved for continuance by the Board of Directors of the Fund, including a majority of the Directors who are not a party to the CSAM Agreement or interest persons of any such party, on January 24, 2002. Prior to May 1, 2000, the Enterprise Fund was managed directly by Advantus Capital. The CSAM Agreement will terminated automatically upon the termination of the Fund's Advisory Agreement and in the event of its assignment. In addition, the CSAM Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund, by Advantus Capital or by vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to CSAM, and by CSAM on 60 days' written notice to Advantus Capital. Unless sooner terminated, the CSAM Agreement shall continue in effect from year to year if approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by the vote of a majority of the Directors who are not interested persons of any party to the CSAM Agreement, cast in person at a meeting called for the purpose of voting on such approval.

CODE OF ETHICS

     Advantus Capital, Securian Financial and each of the Funds has adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code's provisions, but, subject to such provisions, personnel may invest in securities, including securities that may be purchased or held by the Funds.

DISTRIBUTION AGREEMENT

     Securian Financial acts as the underwriter of the Funds' shares. The Board of Directors of each Fund, on January 24, 2002, including a majority of the directors who are not parties to the contract, or interested persons of any such party, last approved the respective Fund's Distribution Agreement with Securian Financial (the "Distribution Agreements"), each dated
October 22, 1998.

     During the fiscal years ended September 30, 2001, 2000, and 1999, the commissions received by Securian Financial under the Distribution Agreements, except in the case of Money Market Fund (which does not provide for Securian Financial to receive a commission), with respect to shares of all classes under the Distribution Agreements were as follows:

     Fund                            2001            2000           1999
     ----                            ----            ----           ----
     Horizon Fund                    $294,198      $385,277       $187,561
     Spectrum Fund                    401,339       437,766        244,604
     Mortgage Securities Fund         301,109        73,738        103,245
     Bond Fund                        112,593       101,969         69,196
     Cornerstone Fund                 312,734       345,082         81,278
     Enterprise Fund                  180,816       158,512         32,359
     International Fund               171,258       153,603         47,616

During the same periods Securian Financial retained from these commissions the following amounts:

     Fund                        2001            2000           1999
     ----                        ----            ----           ----
     Horizon Fund                $15,958       $33,780        $26,961
     Spectrum Fund                 3,862        44,385         42,214
     Mortgage Securities Fund     20,523        13,015         15,596
     Bond Fund                     4,914         1,342          6,279
     Cornerstone Fund              5,298         9,265          8,432
     Enterprise Fund               5,937         6,623          4,670
     International Fund            4,602         9,942          4,725

The remainder of these commissions was paid to registered representatives of Securian Financial or to broker-dealers who have selling agreements with Securian Financial.

     Each Distribution Agreement may be terminated by the respective Fund or Securian Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement for the respective Fund shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Distribution Agreements require Securian Financial to pay all advertising and promotional expenses in connection with the distribution of the Funds' shares including paying for Prospectuses and Statements of Additional Information (if any) for new shareholders, shareholder reports for new shareholders, and the costs of sales literature.

     In the Distribution Agreements, Securian Financial undertakes to indemnify the Funds against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Funds in any way arising out of or in connection with the sale or distribution of the Funds' shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Funds but not with Securian Financial.

PAYMENT OF CERTAIN DISTRIBUTION EXPENSES OF THE FUNDS

     Money Market Fund has adopted a Plan of Distribution, and each of the other Funds has adopted separate Plans of Distribution applicable to Class A shares, Class B shares and Class C shares, respectively, relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. Money Market Fund, pursuant to its Plan of Distribution, pays a fee to Securian Financial which, on an annual basis, is equal to .25% of the Fund's average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts. Each of the other Funds, pursuant to its Plans of Distribution, also pays fees to Securian Financial which equal, on an annual basis, a percentage of the Fund's average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively, as set forth in the following table:

                                        Rule 12b-1 Fee as Percentage
                                of Average Daily Net Assets Attributable to
                                -------------------------------------------
     Fund                  Class A Shares     Class B Shares      Class C Shares
     ----                  --------------     --------------      --------------
Horizon Fund                    .25%              1.00%               1.00%
Spectrum Fund                   .25%              1.00%               1.00%
Mortgage Securities Fund        .25%              1.00%               1.00%
Bond Fund                       .25%              1.00%               1.00%
Cornerstone Fund                .25%              1.00%               1.00%
Enterprise Fund                 .25%              1.00%               1.00%
International Fund              .25%              1.00%               1.00%

     Such fees are used for distribution-related services for Class B and C shares and for servicing of shareholder accounts in connection with Class A, B and C shares.

     A portion of the Rule 12b-1 fees payable by the Advantus Multiple Class Funds with respect to Class B and Class C shares equal to 0.75% of the average daily net assets attributable to such Class B and Class C shares, constitute distribution fees designed to compensate Securian Financial for advertising, marketing and distributing the shares of the Advantus Multiple Class Funds.

     The distribution fees may be used by Securian Financial for the purpose of financing any activity which is primarily intended to result in the sale of shares of the particular Fund. For example, such distribution fee may be used by Securian Financial: (a) to compensate broker-dealers, including Securian Financial and its registered representatives, for their sale of a Fund's shares, including the implementation of the programs described below with respect to broker-dealers, banks, and other financial institutions; and
(b) to pay other advertising and promotional expenses in connection with the distribution of a Fund's shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; expenses of branch offices provided jointly by Securian Financial and any affiliate thereof; and compensation paid to and expenses incurred by officers, employees or representatives of Securian Financial or of other broker-dealers, banks, or financial institutions.

     All of the Rule 12b-1 fee payable with respect to Class A shares and a portion of the Rule 12b-1 fee payable with respect to Class B and Class C shares, of each of the Advantus Multiple Class Funds, equal to .25% of the average daily net assets attributable to such Class A, B and Class C shares, constitute a shareholder servicing fee designed to compensate Securian Financial for the provision of certain services to the holders of Class A, B and Class C shares.

     Amounts expended by the Funds under the respective Plan of Distribution are expected to be used for the implementation by Securian Financial of a dealer incentive program. Pursuant to the program, Securian Financial may provide compensation to investment dealers for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers and for the provision of administrative support services to customers who directly or beneficially own shares of the Funds. The distribution assistance and administrative support services rendered by dealers may include, but are not limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designation and addresses, and in enrolling into the pre-authorized check plan or systematic withdrawal plan; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares and providing such other information and services as the Funds or the customer may reasonably request. Such fees for servicing customer accounts would be in addition to the portion of the sales charge received or to be received by dealers which sell shares of the Funds.

     Securian Financial may also provide compensation to certain institutions such as banks ("Service Organizations") which have purchased shares of the Funds for the accounts of their clients, or which have made the Funds' shares available for purchase by their clients, and/or which provide continuing service to such clients. Applicable laws may prohibit certain banks from engaging in the business of underwriting securities. In such circumstances, Securian Financial, if so requested, will engage such banks as Service Organizations only to perform administrative and shareholder servicing functions, but at the same fees and other terms applicable to dealers. If a bank were prohibited from acting as a Service Organization, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing servicing of such shareholders would be sought. In such event changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail itself of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

     In addition, the applicable Plan of Distribution contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, each Plan provides that (1) the Plan will not take effect until it has been approved by a vote of a majority of the outstanding voting securities of the Fund, and by a majority vote of both the full board of directors of the Fund and those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Directors), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full board of directors and the Independent Directors, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments must be approved by a majority vote of both the full board of directors and the Independent Directors, (5) while the Plan is in effect, the selection and nomination of any new Independent Directors is committed to the discretion of the Independent Directors then in office, and (6) the Fund's underwriter will prepare and furnish to the board of directors, and the board of directors will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.

     Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the board of directors and of the directors who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company's board of directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the board of directors of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule
12b-1(b) only if selection and nomination of the investment company's disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act of 1940, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Directors meeting held January 24, 2002, the directors of the Funds so concluded.


     During the fiscal year ended September 30, 2001, each of the Advantus Multiple Class Funds made payments under its Plans of Distribution applicable to Class A, Class B and Class C shares as set forth below (distribution fees waived by Securian Financial, if any, are shown in parentheses).



                                       Class A                    Class B      Class C
                                       -------                    -------      -------
     Horizon Fund                   $ 105,267    (n/a)         $ 173,285       $ 15,646
     Spectrum Fund                    150,218    (n/a)           206,658         44,463
     Mortgage Securities Fund          89,086    (n/a)           172,353         39,670
     Bond Fund                         37,269    (n/a)            64,060         11,264
     Cornerstone Fund                 192,549    (n/a)           108,962         11,223
     Enterprise Fund                  106,338 (42,535)            66,383          8,095
     International Fund               113,915 (22,667)            42,882         14,461

     Money Market Fund made no payments under its Plan of Distribution during the fiscal year ended September 30, 2001. Securian Financial waived distribution fees from Money Market Fund in the amount of $107,067 during such period.

     The Plans of Distribution could be construed as "compensation plans" because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plans of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Funds' shares than it receives as distribution fees pursuant to the Plans of Distribution. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.

TRANSFER AGENT AND ADMINISTRATIVE SERVICES

     Effective May 1, 2000, each Fund pays its own transfer agent costs. Prior to that date, Advantus Capital paid the costs of providing transfer agent services to each of the Funds except Money Market Fund. Effective October 26, 1998, the Funds' transfer agent is PFPC Inc. ("PFPC") Prior to that date each of the Funds had engaged Minnesota Life to act as its transfer agent, dividend disbursing agent and redemption agent.

     In addition, separate from the investment advisory agreement, each of the Funds has entered into an agreement with Minnesota Life under which Minnesota Life provides (i) accounting, legal and other administrative services and (ii) shareholder servicing to the Funds. Minnesota Life currently provides administrative services to the Funds at a monthly cost of $6,200 for Horizon Fund, Spectrum Fund, Mortgage Securities Fund, Bond Fund, Enterprise Fund and Cornerstone Fund, $5,100 for Money Market Fund and $5,300 for International Fund. During the fiscal year ended September 30, 2001, each of the Funds paid Minnesota Life the following amounts for such administrative services:

         Fund                                   Amount
         ----                                   ------
         Horizon Fund                          $74,400
         Spectrum Fund                          74,400
         Mortgage Securities Fund               74,400
         Money Market Fund                      61,200
         Bond Fund                              74,400
         Cornerstone Fund                       74,400
         Enterprise Fund                        74,400
         International Fund                     63,600

     Effective May 1, 2000, each Fund pays its own shareholder servicing costs. Prior to that date, Advantus Capital paid the costs of providing shareholder services to each of the Funds except Money Market Fund. Minnesota Life currently provides shareholder servicing to each Fund at a cost of $7 per shareholder account per year.

     International Balanced Fund has also entered into a separate agreement with SEI Investments Mutual Fund Services ("SEI") pursuant to which SEI provides daily accounting services for the Fund. Minnesota Life, pursuant to its administrative services agreement with International Balanced Fund, provides the Fund with financial reporting services and generally oversees SEI's performance of its services. Under the agreement with SEI, the cost to International Balanced Fund for SEI's services is an annual fee equal to the greater of $45,000 or .08% of the Fund's first $150 million of net assets and
 .05% of its net assets in excess of $150 million. International Balanced Fund also reimburses SEI for certain out-of-pocket expenses. During the last three fiscal years, the amounts paid by International Balanced Fund to SEI were as follows:

                     September 30
     --------------------------------------------
     2001                2000                1999
     ----                ----                ----
   $50,066             $52,063             $57,220

            MONEY MARKET FUND AMORTIZED COST METHOD OF PORTFOLIO VALUATION

     Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in interest rates on the market value of the instrument and regardless of any unrealized capital gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by the Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.

     Pursuant to Rule 2a-7, the Board of Directors of the Fund has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Directors believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Directors has undertaken, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per share calculated using available market quotations from the Fund's amortized cost price per share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board's review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include redemptions in kind, selling portfolio instruments prior to realizing capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.

     The Fund will, in further compliance with Rule 2a-7, maintain a dollar-weighted average portfolio maturity not exceeding 90 days and will limit its portfolio investments to those United States dollar-denominated instruments which the Board determines present minimal credit risks and which are eligible securities. The Fund will limit its investments in the securities of any one issuer to no more than 5% of the Fund's total assets and it will limit investment in securities of less than the highest rated category to 5% of the Fund's total assets. Investment in the securities of any issuer of less than the highest rated category will be limited to the greater of 1% of the Fund's total assets or one million dollars. In addition, the Fund will reassess promptly any security which is in default or downgraded from its rating category to determine whether that security then presents minimal credit risks and whether continuing to hold the securities is in the best interests of the Fund. In addition, the Fund will record, maintain, and preserve a written copy of the above-described procedures and a written record of the Board's considerations and actions taken in connection with the discharge of its above-described responsibilities.

                  PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

HORIZON FUND, SPECTRUM FUND, CORNERSTONE FUND AND ENTERPRISE FUND

     In a number of security transactions, it is possible for Horizon Fund, Spectrum Fund, Cornerstone Fund and Enterprise Fund to deal in the over-the-counter security markets (including the so-called "third market" which is the "over-the-counter" market for securities listed on the New York Stock Exchange) without the payment of brokerage commissions but at net prices including a spread or markup; these Funds trade in this manner whenever the net price appears advantageous.

MORTGAGE SECURITIES FUND AND BOND FUND

     Portfolio transactions of Mortgage Securities Fund and Bond Fund occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by these two Funds and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

MONEY MARKET FUND

     Most transactions in portfolio securities of Money Market Fund are purchases from issuers or dealers in money market instruments acting as principal. There usually are no brokerage commissions paid by the Fund for such purchases since securities are purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which reflect a fee paid to the underwriter.

INTERNATIONAL FUND

     Templeton Counsel, as investment sub-adviser to the International Fund, is primarily responsible for selecting and (where applicable) negotiating commissions with the brokers who execute the transactions for the Fund. Templeton Counsel, in managing the International Fund, follows the same basic brokerage practices as those described below for Advantus Capital. In addition, in selecting brokers for portfolio transactions, Templeton Counsel takes into account its past experience as to brokers qualified to achieve "best execution," including the ability to effect transactions at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, the financial strength and stability of the broker, and whether the broker specializes in foreign securities held by the International Fund. Purchases and sales of portfolio securities within the United States other than on a securities exchange are executed with primary market makers acting as principal, except where, in the judgment of Templeton Counsel, better prices and execution may be obtained on a commission basis or from other sources.

GENERALLY

     Advantus Capital or a Fund's investment sub-adviser, selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds (except for International Fund, as described above). During the fiscal years ended September 30, 2001, 2000, and 1999, brokerage commissions paid were:

          Fund                          2001             2000            1999
--------------------------------------------------------------------------------
Horizon Fund                        $128,104         $123,143        $110,447
Spectrum Fund                        172,785          150,307         122,688
Mortgage Securities Fund                   0                0               0
Money Market Fund                          0                0               0
Bond Fund                                  0                0               0
Cornerstone Fund                     335,867          405,041         258,334
Enterprise Fund                       61,217          112,916          66,576
International Fund                    58,826           57,152          81,086

     The primary criteria for the selection of a broker is the ability of the broker, in the opinion of Advantus Capital, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time. In selecting a broker, Advantus Capital considers whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934), and generally the Funds pay higher than the lowest commission rates available. Advantus Capital may direct Fund transactions to brokers who furnish research services to Advantus Capital. Such research services include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for Advantus Capital, the Funds enable Advantus Capital to supplement its own investment research activities and allows Advantus Capital to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Funds. To the extent such commissions are directed to these other brokers who furnish research services to Advantus Capital, Advantus Capital receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these commissions.

     There is no formula for the allocation by Advantus Capital of the Funds' brokerage business to any broker-dealer for brokerage and research services. However, Advantus Capital will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or Advantus Capital's overall responsibilities with respect to the accounts as to which it exercises investment discretion. During the fiscal year ended September 30, 2001, Horizon Fund, Spectrum Fund, Cornerstone Fund, Enterprise Fund and International Fund directed transactions to brokers because of research services they provided, and paid commissions in connection with such transactions, in the aggregate amounts set forth below:

                             Aggregate Transactions      Commissions Paid on
       Fund                   Directed for Research      Directed Transaction
--------------------------------------------------------------------------------
Horizon Fund                   $  3,313,440                $    113,945
Spectrum Fund                    46,795,760                     147,776
Cornerstone Fund                  6,151,909                     317,283
Enterprise Fund                   2,294,497                       4,800
International Fund               23,519,771                      54,274

During the same period, Mortgage Securities Fund, Money Market Fund and Bond Fund directed no transactions to brokers because of research services they provided.

     No brokerage is allocated for the sale of Fund shares. Advantus Capital believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefit accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

     The same security may be suitable for one or more of the Funds and the other funds or private accounts managed by Advantus Capital or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by one Fund and other Funds or accounts may have a detrimental effect on that Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

     Consistent with achieving best execution, the Fund may participate in so-called "directed brokerage" or "commission recapture" programs, under which brokers (or dealers) used by the Fund remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Fund from which they were generated. Subject to oversight by the Fund's Board of Directors, either Advantus Capital or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best price and execution in connection with its portfolio brokerage transactions. While the Fund did not participate in such programs prior to February 1, 2002, future participation in such programs could increase returns to the Fund.

     The Funds will not execute portfolio transactions through any affiliate, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. In the event any transactions are executed on an agency basis, Advantus Capital will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advantus Capital determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of Advantus Capital with respect to the Funds as to which it exercises investment discretion. If the Funds execute any transactions on an agency basis, they will generally pay higher than the lowest commission rates available.

     In determining the commissions to be paid to an affiliated broker-dealer, it is the policy of the Funds that such commissions will, in the judgment of Advantus Capital, subject to review by the Fund's Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by such affiliated broker-dealers on comparable transactions for their most favored comparable unaffiliated customers. While the Funds do not deem it practicable and in their best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

     Information regarding the acquisition by the Funds during the fiscal year ended September 30, 2001, of securities of the Funds' regular brokers or dealers, or the parents of those broker or dealers that derive more than 15 percent of their gross revenue from securities-related activities, is presented below:

                                                                                 Approximate Value of
                                                                                Securities Owned at the
Fund                          Name of Issuer                                     End of Fiscal Period
-------------------------------------------------------------------------------------------------------
Cornerstone Fund              Citi Group, Inc.                                  3,090,677
                              Goldman Sachs                                       349,615
                              Morgan Stanley                                    1,461,879

Enterprise Fund               Affiliated Managers Group                           346,541

Horizon Fund                  Goldman Sachs                                       192,645
                              Citi Group, Inc.                                    656,100

International Balanced Fund   Nomura Securities                                   569,841

Mortgage Securities Fund      Bear Stearns Mortgage Securities, Inc.            3,140,755
                              First Union Corporation                             321,966
                              Paine Webber Mortgage Acceptance Corporation      3,237,087
                              Nomura Asset Securities Corporation               1,090,566

Spectrum Fund                 Citi Group, Inc.                                    704,700
                              Goldman Sachs                                       206,915


                           CALCULATION OF PERFORMANCE DATA

MONEY MARKET FUND

     Money Market Fund may issue "current yield" and "effective yield" quotations. "Current yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, and multiplying that change by 365/7. "Effective yields" are computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a recent seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power, and subtracting one from the result. For purposes of the foregoing calculations, the value of the hypothetical account includes accrued interest income plus or minus amortized purchase discount or premium less accrued expenses, but does not include realized gains and losses or unrealized appreciation and depreciation. The Fund will also quote the average dollar-weighted portfolio maturity for the corresponding seven-day period.

     Although there can be no assurance that the net asset value of Money Market Fund's shares will always be $1.00, Advantus Capital does not expect that the net asset value of its shares will fluctuate since the Fund uses the amortized cost method of valuation to maintain a stable $1.00 net asset value. See "Money Market Fund Amortized Cost Method of Portfolio Valuation." Principal is not, however, insured. Yield is a function of portfolio quality and composition, maturity, and operating expenses. Yield information is useful in reviewing the Fund's performance, but it may not provide a basis for comparison with bank deposits or other investments, which pay a fixed yield for a stated period of time, or other investment instruments, which may use a different method of calculating yield.

     For the seven calendar days ended September 30, 2001, Money Market Fund's annualized current yield was 2.537% and its annualized effective yield was 2.576%. The Fund's investment adviser was voluntarily absorbing certain expenses of the Fund during that period. If the Fund had been charged these expenses its current yield and effective yield for the same period would have been 1.877% and 1.900% respectively.

ADVANTUS MULTIPLE CLASS FUNDS

     Advertisements and other sales literature for the Advantus Multiple Class Funds may refer to "yield," "average annual total return" and "cumulative total return." Performance quotations are computed separately for each class of shares of the Advantus Multiple Class Funds.

     YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                   a-b
      YIELD = 2[( ----- )TO THE POWER OF 6 -1]
                   cd

  Where: a = dividends and interest earned during the period;

         b = expenses accrued for the period (net of reimbursements);

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

         d = the maximum offering price per share on the last day of the period.

     The yield on investments in each of these Funds for the 30 day period ended September 30, 2001 was as set forth in the table below. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during that period. If such Funds had been charged for these expenses the yield on investments for the same period would have been lower, as also shown in the table below in parentheses.

                                                    Yield
                                                    -----
       Fund                    Class A              Class B           Class C
       ----                    -------              -------           -------
Horizon Fund                    -.31% (-1.63%)    -1.09% (-2.48%)   -1.09% (-2.48%)
Spectrum Fund                   1.67    (.96)      1.00    (.26)     1.00    (.26)
Mortgage Securities Fund        6.08   (5.67)      5.62   (5.18)     5.62   (5.19)
Bond Fund                       5.07   (3.98)      4.55   (3.42)     4.55   (3.42)
Cornerstone Fund                1.01    (.81)       .31    (.10)      .31    (.10)
Enterprise Fund                -1.07  (-1.33)     -2.04  (-2.32)    -2.04  (-2.32)
International Fund              1.41    (.59)      -.40   (-.40)     -.79   (-.79)

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)TO THE POWER OF n  =  ERV

   Where: P = a hypothetical initial payment of $1,000;

          T = average annual total return;

          n = number of years; and

        ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     The average annual total return on investments in each of the Advantus Multiple Class Funds for the periods indicated ending September 30, 2001, were as set forth in the table below. Average annual total returns quoted assume that the Class A maximum initial sales charge of 4.5% for Bond and Mortgage Funds and 5.5% for Horizon, Spectrum, Cornerstone, Enterprise and International Funds was in effect at the beginning of each period shown. The maximum initial sales charge was 5.0% prior to February 1, 1999. The Funds' investment adviser and distributor were voluntarily absorbing and waiving certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the average annual total returns for the same periods would have been lower, as also shown in the table below in parentheses.

                                                                      1 YEAR

         FUND                               CLASS A                  CLASS B                 CLASS C
Horizon Fund(1)                             -52.24% (-52.43%)        -52.36% (-52.55%)       -49.84% (-50.04%)
Spectrum Fund (2)                           -36.07  (-36.24)         -36.18  (-36.34)        -32.87  (-33.04)
Mortgage Securities Fund (1)                  8.78    (8.38)           8.05    (7.67)         13.05   (12.68)
Bond Fund (3)                                 8.56    (7.62)           7.93    (7.06)         12.84   (11.97)
Cornerstone Fund (4)                        -20.59  (-20.73)         -20.78  (-20.78)        -16.58  (-16.59)
Enterprise Fund (4)                         -47.17  (-47.22)         -47.36  (-47.42)        -44.54  (-44.61)
International Fund (5)                      -15.49  (-15.53)         -15.72  (-15.73)        -11.27  (-11.32)

                                                                    5 YEAR

         FUND                                CLASS A                   CLASS B                CLASS C
Horizon Fund(1)                                .65%  (.58%)             .80%  (.72%)          1.05%  (.97%)
Spectrum Fund (2)                             2.29  (2.02)             2.49  (2.31)           2.71  (2.54)
Mortgage Securities Fund (1)                  7.53  (7.15)             7.51  (7.17)           7.74  (7.40)
Bond Fund (3)                                 6.01  (5.37)             6.00  (5.45)           6.16  (5.60)
Cornerstone Fund (4)                           .46   (.07)              .56   (.32)            .77   (.53)
Enterprise Fund (4)                          -4.87 (-4.93)            -4.91 (-4.93)          -4.60 (-4.63)
International Fund (5)                        2.32  (2.18)              N/A   (N/A)           2.63  (2.58)

                                                                    10 YEAR

         FUND                                CLASS A                   CLASS B                CLASS C
Horizon Fund(1)                              6.22% (6.15%)             N/A  (N/A)             N/A  (N/A)
Spectrum Fund (2)                            6.10  (5.96)              N/A  (N/A)             N/A  (N/A)
Mortgage Securities Fund (1)                 7.19  (6.92)              N/A  (N/A)             N/A  (N/A)
Bond Fund (3)                                6.66  (5.90)              N/A  (N/A)             N/A  (N/A)
Cornerstone Fund (4)                          N/A  (N/A)               N/A  (N/A)             N/A  (N/A)
Enterprise Fund (4)                           N/A  (N/A)               N/A  (N/A)             N/A  (N/A)
International Fund (5)                        N/A  (N/A)               N/A  (N/A)             N/A  (N/A)

                                                                SINCE INCEPTION

         FUND                                CLASS A                   CLASS B                CLASS C
Horizon Fund(1)                              8.19% (8.01%)             6.24% (6.18%)          5.83% (5.76%)
Spectrum Fund (2)                            7.95  (7.40)              6.10  (5.97)           5.84  (5.70)
Mortgage Securities Fund (1)                 8.48  (8.21)              7.66  (7.40)           7.70  (7.43)
Bond Fund (3)                                7.29  (6.39)              6.54  (5.97)           6.55  (6.00)
Cornerstone Fund (4)                         6.56  (6.16)              6.57  (6.35)           6.80  (6.58)
Enterprise Fund (4)                          2.04  (1.99)              1.96  (1.94)           1.45  (1.43)
International Fund (5)                       3.90  (3.74)               .75   (.74)           5.01  (4.96)


--------------------

(1)Class A Inception May 3, 1985.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(2)Class A Inception November 16, 1987.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995
(3)Class A Inception August 14, 1987.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(4)Class A and Class B Inception September 16, 1994.
     Class C Inception March 1, 1995.
(5)Class A Inception September 16, 1994.
     Class B Inception January 31, 1997.
     Class C Inception March 1, 1995.

CUMULATIVE TOTAL RETURN. Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

              ERV-P
       CTR =( ----- )100
                P

   Where: CTR = cumulative total return;

          ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and

            P = initial payment of $1,000.

     The cumulative total return on investments in each of the Advantus Multiple Class Funds for the period indicated ended September 30, 2001, was as set forth in the table below. Average annual total returns quoted assume that the Class A maximum initial sales charge of 4.5% for Bond and Mortgage Funds and 5.5% for Horizon, Spectrum, Cornerstone, Enterprise and International Funds was in effect at the inception date of Class A shares. The maximum initial sales charge was 5.0% prior to February 1, 1999. The Funds' investment adviser was voluntarily absorbing certain expenses of certain of the Funds during these periods. If such Funds had been charged for these expenses the cumulative total return for the same periods would have been lower, as also shown in the table below in parentheses.

                                                    Cumulative Total Return
                                  ---------------------------------------------------------
     Fund                           Class A              Class B             Class C
                                    -------              -------             -------
Horizon Fund(1)                   263.91% (254.12%)      53.83% (53.19%)     45.17% (44.58%)
Spectrum Fund (2)                 188.92  (169.23)       52.42  (51.12)      45.31  (44.07)
Mortgage Securities Fund (1)      280.22  (264.93)       69.02  (66.20)      62.98  (60.27)
Bond Fund (3)                     170.37  (139.77)       56.98  (51.12)      51.84  (46.71)
Cornerstone Fund (4)               56.36   (52.32)       56.45  (54.23)      54.24  (52.16)
Enterprise Fund (4)                15.27   (14.91)       14.61  (14.48)       9.92   (9.79)
International Fund (5)             30.87   (29.48)        3.52   (3.50)      37.99  (37.58)

--------------------

(1)Class A Inception May 3, 1985.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(2)Class A Inception November 16, 1987.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(3)Class A Inception August 14, 1987.
     Class B Inception August 19, 1994.
     Class C Inception March 1, 1995.
(4)Class A and Class B Inception September 16, 1994.
     Class C Inception March 1, 1995.
(5)Class A Inception September 16, 1994.
     Class B Inception January 31, 1997.
     Class C Inception March 1, 1995.

     The calculations for both average annual total return and cumulative total return deduct the maximum sales charge from the initial hypothetical $1,000 investment, assume all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

     Such average annual total return and cumulative total return figures may also be accompanied by average annual total return and cumulative total return figures, for the same or other periods, which do not reflect the deduction of any sales charges.

                        CAPITAL STOCK AND OWNERSHIP OF SHARES

     Each Fund's shares of common stock, and each class thereof, have a par value $.01 per share, and have equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

     Each of the Funds has 10 billion authorized shares of common stock. Each of the Advantus Multiple Class Funds has designated 2 billion authorized shares as Class A shares, 2 billion authorized shares as Class B shares, and 2 billion authorized shares as Class C shares. The Funds have the number of shares outstanding as set forth below.

                                             Shares Outstanding at September 30, 2001
                                        -------------------------------------------------
     Fund                                Class A              Class B             Class C
                                         -------              -------             -------
Horizon Fund                              2,185,983             919,181            84,405
Spectrum Fund                             3,935,710           1,336,555           284,217
Mortgage Securities Fund                  3,864,997           1,928,233           474,513
Money Market Fund                        42,483,368               N/A               N/A
Bond Fund                                 1,527,712             637,427           100,037
Cornerstone Fund                          5,223,179             676,917            70,655
Enterprise Fund                           4,267,346             682,138            83,212
International Fund                        4,311,743             384,920           115,455

     As of September 30, 2001, no person held of record, to the knowledge of the respective Funds, or owned more than 5% of the outstanding shares of any of the Funds, except as set forth in the following table:

                                         Number of
Name and Address of Shareholder           Shares       Percentage
-------------------------------          ---------     ----------
HORIZON FUND
     Minnesota Life and affiliates*          4,069       .13%

SPECTRUM FUND
     Minnesota Life and affiliates*          1,523       .03%

MORTGAGE SECURITIES FUND
     Minnesota Life and affiliates*        581,478      9.28%

MONEY MARKET FUND
     Minnesota Life and affiliates*      6,365,367     14.98%

BOND FUND
     Minnesota Life and affiliates*        341,589     15.08%

CORNERSTONE FUND
     Minnesota Life and affiliates*      2,273,989     38.09%

ENTERPRISE FUND
     Minnesota Life and affiliates*      3,556,865     70.68%

INTERNATIONAL FUND
     Minnesota Life and affiliates*      3,181,137     66.11%

*  400 Robert Street North, St. Paul, Minnesota 55101.

                                  HOW TO BUY SHARES

     Each Fund's shares may be purchased at the public offering price from Securian Financial, and from certain other broker-dealers. Securian Financial reserves the right to reject any purchase order. Shares of the Funds may be purchased at a price equal to their respective net asset value, which, in the case of Money Market Fund, will normally be constant at $1.00 per share. There is no assurance that Money Market Fund can maintain the $1.00 per share value.

     Certificates representing shares purchased are not currently issued. However, shareholders will receive written confirmation of their purchases. Shareholders will have the same rights of ownership with respect to such shares as if certificates had been issued. SHAREHOLDERS WHO HOLD PREVIOUSLY ISSUED CERTIFICATES REPRESENTING ANY OF THEIR SHARES WILL NOT BE ALLOWED TO REDEEM SUCH CERTIFICATED SHARES BY TELEPHONE.

     ALTERNATIVE PURCHASE ARRANGEMENTS. The Funds offer investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. For a detailed discussion of these alternative purchase arrangements see "Reduced Sales Charges" and "Shareholder Services" below.

     The decision as to which class of shares provides a more suitable investment for an investor may depend on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for a waiver of initial sales charges should purchase Class A shares. Other investors should consider Class B or Class C shares because all of the purchase price is invested immediately. Investors who expect to hold shares for relatively shorter periods of time may prefer Class C shares because such shares may be redeemed at any time without payment of a contingent deferred sales charge. Investors who expect to hold shares longer, however, may choose Class B shares because such shares convert to Class A shares sooner than do Class C shares and thus pay the higher Rule 12b-1 fee for a shorter period.

     Purchase orders for $1,000,000 or more will be accepted for Class A shares only and are not subject to a sales charge at the time of purchase, but a deferred sales charge will be imposed if such shares are sold within one year after the date of purchase. Orders for Class B or Class C shares for $1,000,000 or more will be treated as orders for Class A shares or declined.

     PURCHASE BY CHECK. New investors may purchase shares of the Fund by completing an account application and sending it, together with a check payable to the Fund, directly to PFPC, the Funds' transfer agent, at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-9767. Additional purchases may be made at anytime by mailing a check, payable to the Fund, to the same address. Checks for additional purchases should be identified with the appropriate account number.Purchase orders may also be submitted through Securian Financial or other broker-dealers authorized to sell shares of the Fund.

     PURCHASE BY WIRE. Shares may also be purchased by Federal Reserve or bank wire. This method will result in a more rapid investment in shares of the Fund. Before wiring any funds, contact Minnesota Life, through its Advantus Shareholder Services division, at (800) 665-6005 for instructions. Promptly after making an initial purchase by wire, an investor should complete an account application and mail it to at Advantus Funds Group, P.O. Box 9767, Providence, Rhode Island 02940-9767.

     Subsequent purchases may be made in the same manner. Wire purchases normally take two or more hours to complete, and to be accepted the same day must be received by 3:00 p.m. (Central time). Banks may charge a fee for transmitting funds by wire.

     PURCHASE BY INTERNET. Existing Advantus Funds shareholders may also purchase shares via the Internet, once they have established on-line authorization. Please contact Advantus Shareholder Services at (800) 665-6005 for information on how to establish your account.

     TIMING OF PURCHASE ORDERS. An order in proper form for the purchase of shares of the Fund received by the Fund prior to the close of normal trading on the New York Stock Exchange ("NYSE"), which is generally 3:00 p.m. (Central time), will be effected at the price next determined on the date received by PFPC. Orders received after the close of the NYSE will be effected at the price next determined on the next business day.

     MINIMUM INVESTMENTS. A minimum initial investment of $250 is required, and the minimum subsequent investment is $25.

     PUBLIC OFFERING PRICE. The public offering price of the Fund will be the net asset value per share of the Fund next determined after an order is received and becomes effective, plus the applicable sales charge, if any. The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets (including dividends accrued but not collected) of the Fund attributable to such class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to such class, by the total number of shares of such class outstanding.

     The net asset value of the shares of the Fund is determined as of the close of normal trading on the New York Stock Exchange (as of the date of this Statement of Additional Information the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of Fund shares, (ii) days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading.

     Securities, except securities held by the Money Market Fund, including put and call options, which are traded over-the-counter and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Board of Directors. Other assets also are valued at fair value as determined in good faith by the Board of Directors. However, debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.

     Money Market Fund values its portfolio investments at amortized cost in accordance with Rule 2a-7 under the 1940 Act. See "Money Market Fund Amortized Cost Method of Portfolio Valuation" above.

                                    SALES CHARGES

CLASS A SHARES

     The public offering price of Class A shares of each Fund is the net asset value of the Fund's shares (other than Money Market Fund) plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. Securian Financial receives all applicable sales charges. Shares of Money Market Fund will be purchased at its net asset value, which will normally be constant at $1.00. There is no sales charge applicable to the purchase of Money Market Fund shares. The Fund receives the net asset value. The current sales charges are:

           HORIZON FUND, SPECTRUM FUND, CORNERSTONE FUND, ENTERPRISE FUND,
                                AND INTERNATIONAL FUND

                                                                 Amount Paid to Broker-Dealers
                                          Sales Charge as a           as a Percentage of
                                            Percentage of:             Offering Price:
                                            --------------       -----------------------------
                                                         Net
                                       Offering        Amount
Value of Total Investment                Price        Invested
----------------------------------------------------------------------------------------------
Less Than $50,000                         5.5%          5.82%               5.00%
$50,000 But Less Than
  $100,000                                4.5           4.71                4.00
$100,000 But Less Than
  $250,000                                3.5           3.63                3.00
$250,000 But Less Than
  $500,000                                2.5           2.56                2.25
$500,000 But Less Than
  $1,000,000                              2.0           2.04                1.75
$1,000,000 And Over (1)                     0              0                1.00

                      MORTGAGE SECURITIES FUND AND BOND FUND

                                                                 Amount Paid to Broker-Dealers
                                          Sales Charge as a           as a Percentage of
                                            Percentage of:             Offering Price:
                                            --------------       -----------------------------
                                                         Net
                                        Offering       Amount
Value of Total Investment                Price        Invested
----------------------------------------------------------------------------------------------
Less Than $100,000                        4.5%          4.71%               4.00%
$100,000 But Less Than
  $250,000                                3.5           3.63                3.00
$250,000 But Less Than
  $500,000                                2.5           2.56                2.25
$500,000 But Less Than
  $1,000,000                              2.0           2.04                1.75
$1,000,000 And Over (1)                     0              0                1.00

(1) A FESC will not be assessed for purchases of Class A shares of at least $1 million, but a contingent deferred sales charge of 1.00% will be imposed if such shares are sold within one year after the date of purchase.


     The sales charge applicable to an initial investment in the Fund depends on the offering price of the investment. The sales charge applicable to subsequent investments, however, depends on the offering price of that investment plus the current net asset value of the investor's previous investments in the Fund. For example, if an investor makes an initial investment in Class A shares of Horizon Fund with an offering price of $40,000 the investor will pay a sales charge equal to 5.5% of the $40,000 investment, but if an investor already owns Class A shares of Horizon Fund with a current net asset value of $40,000 and invests in additional Class A shares of Horizon Fund with an offering price of $10,000 the investor will pay a sales charge equal to 4.5% of the additional $10,000 since the total investment in the Fund would then be $50,000.

CLASS B SHARES

     Class B shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a contingent deferred sales charge ("CDSC") of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "Redemptions" below. Class B shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The amount of the CDSC will depend on the number of years since the purchase was made, the amount of shares originally purchased and the dollar amount being redeemed. The amount of the applicable CDSC and the holding period prior to conversion are determined in accordance with the following table:

                                                                                          Shares Convert to Class
                                                                                            A in the Month After
                                                          CDSC Applicable in Year              Expiration of
-----------------------------------------------------------------------------------------------------------------
Shares Purchased in an Amount               1         2         3         4         5         6
-----------------------------               -         -         -         -         -         -
Less Than $50,000                         5.0%      4.5%      3.5%      2.5%      1.5%      1.5%     84 Months
$50,000 But Less Than
  $100,000                                4.5       3.5       2.5       1.5       1.5         0      76 Months
$100,000 But Less Than
  $250,000                                3.5       2.5       1.5       1.5         0         0      60 Months
$250,000 But Less Than
  $500,000                                2.5       1.5       1.5         0         0         0      44 Months
$500,000 But Less Than
  $1,000,000                              1.5       1.5         0         0         0         0      28 Months

     Proceeds from the CDSC are paid to Securian Financial and are used to defray expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker-dealers, and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, Securian Financial pays a sales commission to broker-dealers, and to registered representatives of Securian Financial, who sell Class B shares. The amount of this commission may differ from the amount of the commission paid in connection with sales of Class A shares. The higher Rule 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. Securian Financial pays other broker-dealers for the sale of Class B shares in accordance with the following schedule:

                                                Advantus Multiple Class Funds:
                                                ----------------------------
                                     Amount Paid to Broker-Dealers as a Percentage
Shares Purchased in An Amount                        of Offering Price
---------------------------------------------------------------------------------------
Less Than $50,000                                          4.17%
$50,000 But Less Than $100,000                             3.75
$100,000 But Less Than $250,000                            2.92
$250,000 But Less Than $500,000                            2.08
$500,000 But Less Than $1,000,000                          1.25

     CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Advantus Multiple Class Funds will convert into Class A shares based on the time of the initial purchase. Purchased Class B shares ("Purchased B Shares") will convert after the specified number of months following the purchase date. All Class B shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment B Shares") will be held in a separate sub-account. Each time any Purchased B Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased B Shares bears to the shareholder's total converting and non-converting Purchased B Shares immediately prior to the conversion) of the Reinvestment B Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

CLASS C SHARES

     Class C shares of the Fund are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. Unlike Class B shares, however, no CDSC is imposed when Class C shares are redeemed. Class C shares will automatically convert to Class A shares of the Fund on the fifteenth day of the month (or, if different, the last business day prior to such date) following the expiration of a specified holding period. In addition, Class C shares are subject to higher Rule 12b-1 fees (as described below), and are subject to such higher fees for a longer period than are Class B shares because of a longer holding period prior to conversion. The applicable holding period prior to conversion is determined in accordance with the following table:

                                        Shares Convert to Class A in the Month
Shares Purchased in an Amount                      After Expiration of
------------------------------------------------------------------------------
Less Than $50,000                                       96 Months
$50,000 But Less Than $100,000                          88 Months
$100,000 But Less Than $250,000                         72 Months
$250,000 But Less Than $500,000                         56 Months
$500,000 But Less Than $1,000,000                       40 Months

     The longer period during which the Rule 12b-1 fee is charged enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase and without imposing a CDSC at redemption. Securian Financial does not pay a sales commission to broker-dealers, or to registered representatives of Securian Financial, who sell Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares.

     CONVERSION FEATURE. On the fifteenth day of the month (or, if different, the last business day prior to such date) after the expiration of the applicable holding period described in the table above, Class C shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class C shares acquired by exchange from Class C shares of another Advantus Multiple Class Fund will convert into Class A shares based on the time of the initial purchase. Purchased Class C shares ("Purchased C Shares") will convert after the specified number of months following the purchase date. All Class C shares in a shareholder's account that were acquired through the reinvestment of dividends and distributions ("Reinvestment C Shares") will be held in a separate sub-account. Each time any Purchased C Shares convert to Class A shares, a pro rata portion (based on the ratio that the total converting Purchased C Shares bears to the shareholder's total converting and non-converting Purchased C Shares immediately prior to the conversion) of the Reinvestment C Shares then in the sub-account will also convert to Class A shares.

     The conversion of Class C shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that payment of different dividends by each of the classes of shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended, and that such conversions do not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class C shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class C shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

OTHER PAYMENTS TO BROKER-DEALERS

     Broker-dealers selling Class A, Class B and Class C shares of the Advantus Multiple Class Funds will receive a shareholder servicing fee (Rule 12b-1 fee) equal, on a an annual basis, to .25% of the net asset values attributable to Class A, Class B and Class C shares. All such shareholder servicing fees are paid quarterly in arrears beginning with the second year after the sale of the shares to which such fees are attributable (i.e., the first payment is at the end of the fifteenth month). Rule 12b-1 distribution fees will also be paid quarterly in arrears to broker-dealers selling Class C shares equal, on an annual basis, to .75% of the net asset values attributable to such Class C shares.

NET ASSET VALUE AND PUBLIC OFFERING PRICE

     Shares of Money Market Fund may be purchased at a price equal to their net asset value, which will normally be constant at $1.00 per share. See "Money Market Fund Amortized Cost Method of Valuation." There is no assurance that Money Market Fund can maintain the $1.00 per share value. The portfolio securities in which the Advantus Multiple Class Funds invest fluctuate in value, and hence the net asset value per share of each Fund also fluctuates.

     On September 30, 2001, the net asset value and public offering price per share for Class A, Class B and Class C shares of each of the Funds (except Money Market Fund) were calculated as set forth below.

                                    HORIZON FUND

CLASS A SHARES

    Net Assets  ($27,603,671)    = Net Asset Value Per Share ($12.63)
------------------------------
Shares outstanding (2,185,983)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

          $12.63 = Public Offering Price Per Share ($13.37)
          ------
          .945(1)

CLASS B SHARES

    Net Assets  ($10,679,133)   = Net Asset Value AND Public
-----------------------------
Shares outstanding (919,181)     Offering Price Per Share ($11.62)

CLASS C SHARES

    Net Assets ($988,160)   = Net Asset Value AND Public
----------------------------
Shares outstanding (84,405)     Offering Price Per Share ($11.71)

                                   SPECTRUM FUND

CLASS A SHARES

    Net Assets ($45,066,499)    = Net Asset Value Per Share ($11.45)
------------------------------
Shares outstanding (3,935,710)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

          $11.45 = Public Offering Price Per Share ($12.12)
          ------
          .945(1)

CLASS B SHARES

    Net Assets ($15,207,376)    = Net Asset Value AND Public
------------------------------
Shares outstanding (1,336,555)    Offering Price Per Share ($11.38)

CLASS C SHARES

   Net Assets ($3,210,100)    = Net Asset Value AND Public
----------------------------
Shares Outstanding (284,217)    Offering Price Per Share ($11.29)

                              MORTGAGE SECURITIES FUND

CLASS A SHARES

    Net Assets ($42,457,520)      = Net Asset Value Per Share ($10.99)
--------------------------------
Shares outstanding (3,864,997)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

          $10.99 = Public Offering Price Per Share ($11.50)
          ------
          .955(1)

CLASS B SHARES

    Net Assets ($21,226,588)  = Net Asset Value AND Public
----------------------------
Shares outstanding (1,928,233)    Offering Price Per Share ($11.01)

CLASS C SHARES

    Net Assets ($5,215,860)   = Net Asset Value AND Public
-----------------------------
Shares outstanding (474,513)    Offering Price Per Share ($10.99)

                                     BOND FUND

CLASS A SHARES

    Net Assets ($15,737,878)      = Net Asset Value Per Share ($10.30)
--------------------------------
Shares outstanding (1,527,712)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

           $10.30 = Public Offering Price Per Share ($10.79)
           ------
           .955(1)

CLASS B SHARES

    Net Assets ($6,582,584)      = Net Asset Value AND Public
-------------------------------
Shares outstanding (637,427)       Offering Price Per Share ($10.33)

CLASS C SHARES

    Net Assets ($1,029,473)          = Net Asset Value AND Public
-----------------------------------
Shares outstanding (100,037)           Offering Price Per Share ($10.29)

                                  CORNERSTONE FUND

CLASS A SHARES

    Net Assets ($65,766,363)      = Net Asset Value Per Share ($12.59)
-------------------------------
 Shares outstanding (5,223,179)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

           $12.59 = Public Offering Price Per Share ($13.33)
           ------
           .945(1)

CLASS B SHARES

    Net Assets ($8,381,960)     = Net Asset Value AND Public
-------------------------------
Shares outstanding (676,917)       Offering Price Per Share ($12.38)

CLASS C SHARES

    Net Assets ($872,556)     = Net Asset Value AND Public
-----------------------------     Offering Price Per Share ($12.35)
Shares outstanding (70,655)

                                ENTERPRISE FUND

CLASS A SHARES

    Net Assets ($30,744,232)      = Net Asset Value Per Share ($7.20)
-------------------------------
Shares outstanding (4,267,346)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

           $7.20 = Public Offering Price Per Share ($7.63)
           ------
           .945(1)

CLASS B SHARES

    Net Assets ($4,440,393)     = Net Asset Value AND Public
------------------------------    Offering Price Per Share ($6.51)
Shares outstanding (682,138)

CLASS C SHARES

    Net Assets ($541,210)    = Net Asset Value AND Public
-----------------------------    Offering Price Per Share ($6.50)
Shares outstanding (83,212)

                              INTERNATIONAL FUND

CLASS A SHARES

    Net Assets ($40,021,037)      = Net Asset Value Per Share ($9.28)
--------------------------------
Shares outstanding (4,311,743)

     To obtain the maximum public offering price per share, the Fund's maximum sales charge must be added to the net asset value obtained above:

           $9.28 = Public Offering Price Per Share ($9.82)
           ------
           .945(1)

CLASS B SHARES

    Net Assets ($3,529,914)     = Net Asset Value AND Public
-------------------------------   Offering Price Per Share ($9.17)
Shares outstanding (384,920)

CLASS C SHARES

    Net Assets ($1,059,724)     = Net Asset Value AND Public
-------------------------------   Offering Price Per Share ($9.18)
Shares outstanding (115,455)

(1) Effective February 1, 1999, the maximum FESC for Horizon Fund, Spectrum Fund, Cornerstone Fund, Enterprise Fund and International Fund was increased to 5.5% and the maximum FESC for Mortgage Securities Fund and Bond Fund was decreased to 4.5%.

                             REDUCED SALES CHARGES

     Special purchase plans are enumerated in the text of each Fund's Prospectus under "Buying and Selling Shares Reducing Sales Charges" and are fully described below.

RIGHT OF ACCUMULATION-CUMULATIVE PURCHASE DISCOUNT

     The front end sales charge and contingent deferred sales charge applicable to each purchase of Class A shares and Class B shares, respectively, of the Advantus Multiple Class Funds is based on the next computed net asset value of all Class A, Class B and Class C shares of such Funds held by the shareholder (including dividends reinvested and capital gains distributions accepted in shares), plus the cost of all Class A, Class B and Class C shares of such Funds currently being purchased. It is the obligation of each shareholder desiring this discount in sales charge to notify Securian Financial, through his or her dealer or otherwise, that he or she is entitled to the discount.

LETTER OF INTENT

     The applicable sales charge for purchases of Class A shares is based on total purchases over a 13-month period where there is an initial purchase equal to or exceeding $250, accompanied by filing with Securian Financial a signed "Letter of Intent" form to purchase, and by in fact purchasing not less than $100,000 of shares in the case of Mortgage Securities Fund or Bond Fund, or not less than $50,000 of shares in one of the other Advantus Funds (except Money Market Fund), within that time. The 13-month period is measured from the date the Letter of Intent is approved by Securian Financial, or at the purchaser's option, it may be made retroactive 90 days, in which case Securian Financial will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales charge, the net asset value of Class A, Class B and Class C shares currently held in all Advantus Multiple Class Funds, on the date of the first purchase under the Letter of Intent, may be used as a credit toward Fund shares to be purchased under the Letter of Intent. Class A, Class B and Class C shares of all the Advantus Multiple Class Funds may also be included in the purchases during the 13-month period.

     The Letter of Intent includes a provision for payment of additional applicable Class A sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding 5.5%, or 4.5% in the case of Mortgage Securities Fund and Bond Fund, of the investor's initial Class A share purchase in escrow. If the investor's purchases equal those specified in the Letter of Intent, the escrow is released. If the purchases do not equal those specified in the Letter of Intent, he or she may remit to Securian Financial an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Securian Financial on a timely basis, Securian Financial will redeem the appropriate number of shares, and then release or deliver any remaining shares in the escrow account. The Letter of Intent is not a binding obligation on the part of the investor to purchase, or the respective Fund to sell, the full amount indicated. Nevertheless, the Letter of Intent should be read carefully before it is signed.

COMBINING PURCHASES

     With respect to each of the Advantus Multiple Class Funds, purchases of Class A, Class B and Class C shares for any other account of the investor, or such person's spouse or minor children, or purchases on behalf of participants in a tax-qualified retirement plan may be treated as purchases by a single investor for purposes of determining the availability of a reduced sales charge.

GROUP PURCHASES

     An individual who is a member of a qualified group may also purchase shares of the Advantus Multiple Class Funds at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the Class A, Class B and Class C shares of the Funds being purchased by the individual member, but also the aggregate dollar value of such Class A, Class B and Class C shares previously purchased and currently held by other members of the group. Members of a qualified group may not be eligible for a Letter of Intent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and (iii) satisfies uniform criteria which enable Securian Financial to realize economies of scale in distributing such shares. A qualified group must have more than ten members, must be available to arrange for group meetings between representatives of Securian Financial, must agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Securian Financial, and must seek, upon request, to arrange for payroll deduction or other bulk transmission of investments to the Funds.

WAIVER OF SALES CHARGES FOR CERTAIN SALES OF CLASS A SHARES

     Directors and officers of Advantus Capital, Templeton Counsel (with respect to International Fund only), CSAM (with respect to Enterprise Fund only), Securian Financial, the Funds, Minnesota Life, or any of Minnesota Life's other affiliated companies, and their full-time and part-time employees, sales representatives and retirees, any trust, pension, profit-sharing, or other benefit plan for such persons, the spouses, siblings, direct ancestors or direct descendants of such persons, Minnesota Life and its affiliates themselves, advisory clients of Advantus Capital, employees of sales representatives employed in offices maintained by such sales representatives, certain accounts as to which a bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with Securian Financial, and certain accounts sold by registered investment advisers who charge clients a fee for their services may purchase Class A shares of the Advantus Multiple Class Funds at net asset value. These persons must give written assurance that they have bought for investment purposes, and that the securities will not be resold except through redemption or repurchase by, or on behalf of, the respective Fund. These persons are not required to pay a sales charge because of the reduced sales effort involved in their purchases.

                    EXCHANGE AND TRANSFER OF FUND SHARES

     A shareholder can exchange some or all of his or her Class A, Class B and Class C shares in the Advantus Multiple Class Funds, including shares acquired by reinvestment of dividends, for shares of the same class of any of the other Advantus Multiple Class Funds (provided such Fund is available in the shareholder's State), and can thereafter re-exchange such exchanged shares back for shares of the same class of the Fund, provided that the minimum amount which may be transferred is $250. The exchange will be made on the basis of the relative net asset values without the imposition of any additional sales load. When Class B shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the contingent deferred sales charge ("CDSC") period and applying the CDSC.

     Class A, Class B and Class C shares may also be exchanged for shares of the Money Market Fund at net asset values. No CDSC will be imposed at the time of any such exchange of Class B shares; however, the Money Market Fund shares acquired in any such exchange will remain subject to the CDSC otherwise applicable to such Class B shares as of the date of exchange, and the period during which such shares of Money Market Fund are held will not be included in the calculation of the CDSC due at redemption of such Money Market Fund shares or any reacquired Class B shares, except as follows. Securian Financial is currently waiving the entire Rule 12b-1 fee due from Money Market Fund. In the event Securian Financial begins to receive any portion of such fee, either (i) the time period during which shares of Money Market Fund acquired in exchange for Class B shares are held will be included in the calculation of the CDSC due at redemption, or (ii) such time period will not be included but the amount of the CDSC will be reduced by the amount of any Rule 12b-1 payments made by Money Market Fund with respect to those shares.

     Shares of Money Market Fund acquired in an exchange for Class A, Class B or Class C shares from any of the Advantus Multiple Class Funds or Real Estate Fund may also be re-exchanged at relative net asset values for Class A, Class B and Class C shares, respectively, of the Fund. Class C shares re-acquired in this manner will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at the time of the initial exchange. Shares of Money Market Fund not acquired in an exchange from any of the Advantus Multiple Class Funds or Real Estate Fund may be exchanged at relative net asset values for either Class A, Class B or Class C shares of the Fund, subject to the sales charge applicable to the class selected.

     The exchange privilege is available only in states where such exchanges may legally be made (at the present time the Fund believes this privilege is available in all states). An exchange may be made by written request or by a telephone call, (unless the shareholder has elected on the account application not to have telephone transaction privileges) or by Internet. Up to twelve exchanges each calendar year may be made without charge. A $7.50 service charge will be imposed on each subsequent exchange and/or telephone transfer. No service charge is imposed in connection with systematic exchange plans. However, the Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate, or impose additional charges upon, the exchange and/or telephone transfer privileges and/or Internet transactions, upon 60 days' prior notice to shareholders. An exchange is considered to be a sale of shares for federal income tax purposes on which an investor may realize a long- or short-term capital gain or loss. See "Distributions and Tax Status" for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge.

SYSTEMATIC EXCHANGE PLAN

     Shareholders of the Fund may elect to have shares of the Fund systematically exchanged for shares of any of the other Advantus Funds on a monthly basis. The minimum amount which may be exchanged on such a systematic basis is $25. The terms and conditions otherwise applicable to exchanges generally, as described above, also apply to such systematic exchange plans.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

     A shareholder's investment is automatically credited to an open account maintained for the shareholder by PFPC, the Fund's transfer agent. Stock certificates are not currently issued. Following each transaction in the account, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each year PFPC sends to each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. A fee may be charged for providing duplicate information.

     The open account system provides for full and fractional shares expressed to four decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

     The costs of maintaining the open account system are paid by each Fund. No direct charges are made to shareholders, except that the Funds will deduct a $10 annual fee from a shareholder's account in December of each year if the account balance at that time if below $2,000. This low balance fee is waived for qualified retirement accounts and for investors participating in an automatic investment plan or who have aggregate Advantus Fund account assets of $10,000 or more (only shares held directly in the investor's name, rather than in a broker's name, are aggregated for this purpose). Money Market Fund will also waive the low balance fee for Money Market Fund investors who have had any purchase activity (excluding reinvestments of dividend and capital gains distributions) in their account during the preceding twelve months. Although the Funds have no present intention of making additional direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

AUTOMATIC INVESTMENT PLAN

     Each Fund provides a convenient, voluntary method of purchasing shares in the Fund through its "Automatic Investment Plan" (the "Plan").

     The principal purposes of the Plan are to encourage thrift by enabling you to make regular purchases in amounts less than normally required, and, in the case of the Advantus Multiple Class Funds, to employ the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular basis pursuant to the Automatic Investment Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. There is no guarantee, however, that the automatic investment plan will always result in a lower cost per share compared to other investment programs. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of dollar cost averaging will not protect against loss in a declining market, as a loss will result if the plan is discontinued when the market value is less than cost.

     A Plan may be opened by indicating an intention to invest $25 or more monthly for at least one year. Investors will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

     An investor has no obligation to invest regularly or to continue the Plan, which may be terminated by the investor at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs the Fund in writing to pay them in cash. The Fund reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than $250.

GROUP SYSTEMATIC INVESTMENT PLAN

     This Plan provides employers and employees with a convenient means for purchasing shares of each Fund under various types of employee benefit and thrift plans, including payroll withholding and bonus incentive plans. The Plan may be started with an initial cash investment of $50 per participant for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be held in a separate account in which all dividends and capital gains will be reinvested in additional shares of the Fund at net asset value. To keep his or her account open, subsequent payments totaling $25 per month must be made into each participant's account. If the group is reduced to less than five participants, the minimums set forth under "Automatic Investment Plan" shall apply. The Plan may be terminated by the Fund or the shareholder at any time upon reasonable notice.

RETIREMENT PLANS OFFERING TAX BENEFITS

     The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of any of the Funds.
The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRA's), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, e.g. 403(b) plans.

     The initial investment in each Fund by such a plan must be at least $250 for each participant in a plan, and subsequent investments must be at least $25 per month for each participant. Income dividends and capital gain distributions must be reinvested. Plan documents and further information can be obtained from Securian Financial.

     An investor should consult a competent tax or other adviser as to the suitability of Fund shares as a vehicle for funding a plan, in whole or in part, under the Employee Retirement Income Security Act of 1974 and as to the eligibility requirements for a specific plan and its state as well as federal tax aspects.

SYSTEMATIC WITHDRAWAL PLANS

     An investor owning shares in any one of the Funds having a value of $5,000 or more at the current public offering price may establish a Systematic Withdrawal Plan providing for periodic payments of a fixed or variable amount. Withdrawal payments for Class A shares of the Advantus Multiple Class Funds purchased in amounts of $1 million or more, and for Class B shares of Advantus Multiple Class Funds, may also be subject to a CDSC. As a result, a shareholder should consider whether a Systematic Withdrawal Plan is appropriate. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan.

     The Plan is particularly convenient and useful for trustees in making periodic distributions to retired employees. Through this Plan a trustee can arrange for the retirement benefit to be paid directly to the employee by the respective Fund and to continue the tax-free accumulation of income and capital gains prior to their distribution to the employee. An investor may terminate the Plan at any time. A form for use in establishing such a plan is available from Securian Financial.

     A shareholder under a Systematic Withdrawal Plan may elect to receive payments monthly, quarterly, semiannually, or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or
(3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240,
1/239, 1/238, etc.).   The initial payment under a variable payment option may
be $50 or more.

     All shares under the Plan must be left on deposit. Income dividends and capital gain distributions will be reinvested without a sales charge at net asset value determined on the record date.

     Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the initial investment, particularly in the event of a decline in net asset value.

     Under this Plan, any distributions of income and realized capital gains must be reinvested in additional shares, and are reinvested at net asset value. If a shareholder wishes to purchase additional shares of the respective Fund under this Plan, except in the case of Money Market Fund, other than by reinvestment of distributions, it should be understood that, in the case of Class A shares, he or she would be paying a sales commission on such purchases, while liquidations effected under the Plan would be at net asset value, and, in the case of Class B shares, he or she would be purchasing such shares at net asset value while liquidations effected under the Plan would involve the payment of a contingent deferred sales charge. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. Additions to a shareholder account in which an election has been made to receive systematic withdrawals will be accepted only if each such addition is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. A shareholder may not have an "Automatic Withdrawal Plan" and a "Systematic Investment Plan" in effect simultaneously as it is not, as explained above, advantageous to do so.

                                     REDEMPTIONS

     Registered holders of shares of the Funds may redeem their shares at the per share net asset value next determined following receipt by the Fund (at its mailing address listed on the cover page) of a written redemption request signed by all shareholders exactly as the account is registered (and a properly endorsed stock certificate if one has been issued). Class C shares may be redeemed without charge. A contingent deferred sales charge may be applicable upon redemption of certain Class A shares and Class B shares.
Both share certificates and stock powers, if any, tendered in redemption must be endorsed and executed exactly as the Fund shares are registered. Any certificates should be sent to the Fund by certified mail.

     Payment will be made as soon as possible, but not later than seven days after receipt of a properly executed written redemption request (and any certificates). The amount received by the shareholder may be more or less than the shares' original cost.

     If stock certificates have not been issued, and if no signature guarantee is required, shareholders may also submit their signed written redemption request to the Fund by facsimile (FAX) transmission. The Fund's FAX number is
(508) 871-3560.

     Each Fund will pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. When redemption requests exceed such amount, however, the Fund reserves the right to make part or all of the payment in the form of securities or other assets of the Fund. An example of when this might be done is in case of emergency, such as in those situations enumerated in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. Any securities being so distributed would be valued in the same manner as the portfolio of the Fund is valued. If the recipient sold such securities, he or she probably would incur brokerage charges. Each Fund has filed with the Securities and Exchange Commission a notification of election pursuant to Rule 18f-1 under the Investment Company Act of 1940 in order to make such redemptions in kind.

     Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

SIGNATURE GUARANTEE

     In order to protect both shareholders and the Funds against fraudulent orders, a shareholder signature is required to be guaranteed in certain cases. No signature guarantee is required if the redemption proceeds are less than $50,000 and are to be paid to the registered holder and sent to the address of record for that account, or if the written redemption request is from pre-authorized trustees of plans, trusts and other tax-exempt organizations and the redemption proceeds are less than $50,000.

     A signature guarantee is required, however, if (i) the redemption proceeds are $50,000 or more, (ii) the redemption proceeds are to be paid to someone other than the registered holder, (iii) the redemption proceeds are to be mailed to an address other than the registered shareholder's address, (iv) within the 30-day period prior to receipt of the redemption request, instructions have been received to change the shareholder's address of record, or, in the case of redemptions to be paid by wire, instructions have been received within such period to change the shareholder's bank wire instructions, (v) the shares are requested to be transferred to the account of another owner, or (vi) in the case of plans, trusts, or other tax-exempt organizations, the redemption request is not from a pre-authorized trustee. The Fund reserves the right to require signature guarantees on all redemptions.


     A signature guarantee must be a "medallion" signature guarantee provided by a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are:

-    Securities Transfer Agents Medallion Program (STAMP)

-    Stock Exchanges Medallion Program (SEMP)

-    New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP)

     Signature guarantees from financial institutions which are not participants in a recognized medallion program will not be accepted.

CONTINGENT DEFERRED SALES CHARGE

     The CDSC applicable upon redemption of Class A shares purchased in amounts of $1 million or more and Class B shares will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions or on shares held for longer than the applicable CDSC period. See "Sales Charges - Class B Shares" above.

     In determining whether a CDSC is payable with respect to any redemption of Class B shares, the calculation will be determined in the manner that results in the lowest rate being charged.

     The CDSC does not apply to: (1) redemption of Class B shares in connection with the automatic conversion to Class A shares; (2) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code. The CDSC will also not apply to certain exchanges. See "Exchange and Transfer of Fund Shares," above.

TELEPHONE REDEMPTION

     The Fund's shareholders have this privilege automatically, unless they have elected on the account application not to have such privilege, and may redeem shares by calling Advantus Shareholder Services at 1-800-665-6005 (see "Telephone Transactions"). A telephone redemption request will not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Signature Guarantee" above) within the 30-day period prior to receipt of the redemption request. The maximum amount which may be redeemed by telephone is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.

INTERNET REDEMPTION

The Fund's shareholders may elect to perform certain transactions via the Internet. In order to do so, you must first authorize us to transmit information on-line and agree to our web site procedures. Please contact Advantus Funds Shareholder Services at (800) 665-6005 for more information on how to enable your account. Internet transactions may not be honored, however, if the shareholder's address of record or bank wire instructions have been changed without a guarantee of the shareholder's signature (see "Signature Guarantee" above) within the 30 day period prior to receipt of the redemption request. The maximum amount which may be redeemed by internet is $50,000. The proceeds will be sent by check to the address of record for the account. If the amount is $500 or more, and if the shareholder has designated a bank account, the proceeds may be wired to the shareholder's designated bank account, and the prevailing wire charge (currently $5.00) will be added to the amount redeemed from the Fund. The Fund reserves the right to modify, terminate or impose charges upon the telephone redemption privilege.

DELAY IN PAYMENT OF REDEMPTION PROCEEDS

     Payment of redemption proceeds will ordinarily be made as soon as possible and within the periods of time described above. However, an exception to this is that if redemption is requested after a purchase by non-guaranteed funds (such as a personal check), the Fund will delay mailing the redemption check or wiring proceeds until it has reasonable assurance that the purchase check has cleared (good payment has been collected). This delay may be up to 14 days from the purchase date.

FUND'S RIGHT TO REDEEM SMALL ACCOUNTS

     The Fund has the right to redeem the shares in inactive accounts which, due to redemptions, the deduction of a low balance fee or decreases in market value of the shares in the account, have a total current value of less than $150. Before redeeming an account, the Fund will mail to the shareholder a written notice of its intention to redeem, which will give the investor an opportunity to make an additional investment. If no additional investment is received by the Fund within 60 days of the date the notice was mailed, the shareholder's account will be redeemed.

CHECKWRITING

     Money Market Fund shareholders may elect the checkwriting privilege which allows them to write checks in amounts from a minimum of $250 to a maximum of $100,000. No charge is made for check orders. Checks may not be written against shares in a Fund account which have been purchased within the last 14 days, except for shares purchased by wire transfer (which are immediately available). Checkwriting is not an appropriate means to close a Fund account.
A $10 service fee will be charged when a check is presented to redeem Fund shares (i) in excess of the value of the shareholder's Fund account, or (ii) which were purchased by check within 14 days. A $15 service fee will be charged when a shareholder requests "stop payment" of a check.

AUTOMATIC PREMIUM PAYMENTS

     A shareholder may authorize Minnesota Life to redeem shares in his or her Money Market Fund account periodically in amounts equal to the premiums due on insurance policies issued to the shareholder by Minnesota Life and to apply those amounts in payment of the premiums due on those policies. Payment of insurance premiums in this manner may be made only where such insurance premiums are due on a monthly basis. In no event will Minnesota Life redeem shares to pay on insurance premium unless there are shares in a shareholder's Money Market Fund account sufficient to pay the full amount of the premium.

REINSTATEMENT PRIVILEGE

     The Prospectus for each of the Advantus Multiple Class Funds describes redeeming shareholders' reinstatement privileges in "Buying and Selling Shares" in each Fund's Prospectus. Written notice from persons wishing to exercise this reinstatement privilege must be received by Securian Financial within 90 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased. All shares issued as a result of the reinstatement privilege applicable to redemptions of Class A and Class B shares will be issued only as Class A shares. Any CDSC incurred in connection with the prior redemption (within 90 days) of Class B shares will not be refunded or re-credited to the shareholder's account. Shareholders who redeem Class C shares and exercise their reinstatement privilege will be issued only Class C shares, which shares will have a remaining holding period prior to conversion equal to the remaining holding period applicable to the prior Class C shares at redemption.

     See "Distributions and Tax Status" below for a discussion of the effect of redeeming shares within 90 days after acquiring them and subsequently acquiring new shares in any mutual fund at a reduced sales charge. Should an investor utilize the reinstatement privilege following a redemption which resulted in a loss, all or a portion of that loss might not be currently deductible for Federal income tax purposes, for an investor which is not tax-exempt. Exercising the reinstatement privilege would not alter any capital gains taxes payable on a realized gain, for an investor which is not tax-exempt. See discussion under "Distributions and Tax Status" below regarding the taxation of capital gains.

                                TELEPHONE TRANSACTIONS

     Shareholders of the Fund are permitted to exchange or redeem the Fund's shares by telephone. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions by telephone is made available automatically unless the shareholder elects on the account application not to have such privilege.

     Shareholders, or persons authorized by shareholders, may initiate telephone transactions by telephoning Advantus Shareholder Services, toll free, at 1-800-665-6005. Automated service is available 24 hours a day, and service representatives are available Monday through Friday, from 8:00 a.m. to 4:45 p.m. (Central Time). Telephone transaction requests received after 3:00 p.m. (Central Time) will be treated as received the next business day. The maximum amount which may be redeemed by telephone is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing a telephone exchange or redemption due to a heavy volume of telephone calls. In such a circumstance, shareholders should consider submitting a written request as an alternative to a telephone exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the telephone exchange and redemption privileges upon 60 days' prior notice to shareholders.

     The Fund will not be liable for following instructions communicated by telephone which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing telephone transactions include tape recording of telephone instructions, asking shareholders for their account number and a personal identifying number, and providing written confirmation of such transactions.

                              INTERNET TRANSACTIONS

     Shareholders of the Fund are permitted to exchange or redeem the Fund's share via the Internet. See "Exchange and Transfer of Fund Shares" and "Redemptions" for further details. The privilege to initiate such transactions via Internet requires that a shareholder contact Advantus at (800) 665-6005 to enable their account.

     Shareholders, or persons authorized by shareholders, may initiate Internet transactions by going to the Advantus Funds web site, www.advantusfunds.com. Automated service is generally available 24 hours a day. Internet transaction requests received after 3:00 p.m. (Central time) will be treated as received the next business day. The maximum amount which may be redeemed via Internet is $50,000. During periods of marked economic or market changes, shareholders may experience difficulty in implementing an on-line exchange or redemption due to a heavy volume. In such a circumstance, shareholders should consider submitting a written request as an alternative to an on-line exchange or redemption. The Fund reserves the right to modify, terminate or impose charges upon the Internet on-line exchange and redemption privileges upon 60 days' prior notice to shareholders.

     The Fund will not be liable for following instructions communicated by Internet which it reasonably believes to be genuine; provided, however, that the Fund will employ reasonable procedures to confirm that instructions communicated via the Internet are genuine, and that if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures for processing Internet transactions include requiring shareholders to contact Advantus in order to establish their on-line account, asking shareholders for their account number and a personal identifying number, providing a confirmation number on-screen, at the completion of an on-line transaction, and providing written confirmation of such transactions.

                             DISTRIBUTIONS AND TAX STATUS

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     The policy of the Funds (other than Mortgage Securities Fund, Bond Fund and Money Market Fund) has been to pay dividends from net investment income, if any, quarterly. In the case of Horizon Fund, however, such quarterly dividends from current income have not been paid since 1993 inasmuch as the dividend yields of the mid and large capitalization companies in which the Fund invests have generally fallen below the average yield for all companies.
 The policy of Mortgage Securities Fund, Bond Fund and Money Market Fund has been to declare dividends from net investment income on each business day of the Fund, except that dividends for Saturdays, Sundays and holidays are declared on the next business day, and to pay such dividends monthly. Any net realized capital gains are generally distributed once a year, during December.

     For all Funds other than Money Market Fund, distributions, if any, paid with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.

     Any dividend payments or net capital gains distributions made by a Fund are in the form of additional shares of the same class of the Fund rather than in cash, unless a shareholder specifically requests the Fund in writing that the payment be made in cash. The distribution of these shares is made at net asset value on the payment date of the dividend, without any sales or other charges to the shareholder. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash. Authorization to pay dividends in cash may be made on the application form, or at any time by letter.

     For federal income tax purposes, Horizon Fund, Spectrum Fund,
Enterprise Fund, Cornerstone Fund, Bond Fund and Mortgage Securities Fund have capital loss carryovers as of September 30, 2001 in the amounts of $11,027,687, $10,779,056, $10,512,154, $4,270,465, $1,343,688 and $2,980,776,
respectively. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

     Upon written request to a Fund, a shareholder may also elect to have dividends from the Fund invested without sales charge in shares of Money Market Fund or shares of the same class of another of the Advantus Funds at the net asset value of such other Fund on the payable date for the dividends being distributed (subject to the applicable sales charge). To use this privilege of investing dividends from a Fund in shares of another of the Funds, shareholders must maintain a minimum account value of $250 in both the Fund paying the dividends and the other Fund in which dividends are reinvested.

TAXATION - GENERAL

     The following is a general summary of certain federal tax considerations affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here is not intended as a substitute for careful tax planning.

     During the year ended September 30, 2001 each Fund fulfilled, and intends to continue to fulfill, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     Distributions of investment company taxable income from a Fund generally will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are invested in additional shares of the Fund's stock. A distribution of net capital gain (a "capital gain distribution"), whether paid in cash or reinvested in shares, generally is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his or her shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares. Long-term capital gains of individuals are taxed at a maximum rate of 20%, and the highest marginal regular tax rates on ordinary income for individuals is 39.6%.

     Some or all of the dividend distributions from Horizon, Spectrum, Enterprise and Cornerstone Funds are expected to qualify for the 70% dividend received deduction for corporations.

     If more than 50% of International Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If the Fund makes such an election, it will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.

     Alternatively, if the amount of foreign taxes paid by International Fund is not large enough to warrant its making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

     Prior to purchasing shares of the Fund, prospective shareholders (except for tax-qualified retirement plans) should consider the impact of dividends or capital gains distributions which are expected to be announced, or have been announced but not paid. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value by the amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxation.

     The Code provides that a shareholder who pays a sales charge in acquiring shares of a mutual fund, redeems those shares within 90 days after acquiring them, and subsequently acquires new shares in any mutual fund for a reduced sales charge or no sales charge (pursuant to a reinvestment right acquired with the first shares), may not take into account the sales charge imposed on the first acquisition, to the extent of the reduction in the sales charge on the second acquisition, for purposes of computing gain or loss on disposition of the first acquired shares. The amount of sales charge disregarded under this rule will, however, be treated as incurred in connection with the acquisition of the second acquired shares.

     Shareholders of the Fund receive an annual statement detailing federal tax information. Distributions by the Funds, including the amount of any redemption, are reported to shareholders in such annual statement and to the Internal Revenue Service to the extent required by the Code.

     The Funds are required by federal law to withhold 31% of reportable payments (including dividends, capital gain distributions, and redemptions) paid to certain accounts whose owners have not complied with IRS regulations. In order to avoid this backup withholding requirement, each shareholder will be asked to certify on the shareholder's account application that the social security or taxpayer identification number provided is correct and that the shareholder is not subject to backup withholding for previous underreporting to the IRS.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     Each Fund is subject to a non-deductible excise tax equal to 4 percent of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     The foregoing relates only to federal taxation. Prospective shareholders should consult their tax advisers as to the possible application of state and local income tax laws to ownership of Fund shares.

                                 FINANCIAL STATEMENTS

     Each Fund's financial statements for the year ended September 30, 2001, including the financial highlights for each of the respective periods presented, appearing in such Fund's Annual Report to Shareholders, and the report thereon of such Fund's independent auditors, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.

                                     APPENDIX A

                            MORTGAGE-RELATED SECURITIES

     Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

     Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool buy may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

     All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

     Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.

AVERAGE LIFE

     The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

     As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.

YIELD CALCULATIONS

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.

     Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase the yield to shareholders compared to bonds that pay interest semi-annually.

                                      APPENDIX B

                          BOND AND COMMERCIAL PAPER RATINGS

BOND RATINGS

Moody's Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:

     AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB. Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

     B. Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

Standard & Poor's Corporation applies indicators "+", no character, and "-" to the above rating categories. The indicators show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Among the factors considered by Moody's Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

The rating A-1 is the highest rating assigned by Standard & Poor's Corporation to commercial paper which is considered by Standard & Poor's Corporation to have the following characteristics:

Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

                                      APPENDIX C

                                  FUTURES CONTRACTS

EXAMPLE OF FUTURES CONTRACT SALE

     The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

     In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

     The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

     The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

     For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

     Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

     The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

     In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

     The amount of any gain or loss realized by the Fund on closing out a futures contract may result in a capital gain or loss for federal income tax purposes. Generally, futures contracts held by the Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year. Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of these futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contract. Notwithstanding the rules described above, with respect to futures contracts which are part of futures contract sales, and in certain other situations, the Fund may make an election which may have the effect of exempting all or a part of those identified future contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year; all or part of any gain or loss otherwise realized by the Fund on any closing transaction may be deferred until all of the Fund's positions with respect to the futures contract sales are closed; and, all or part of any gain or loss may be treated as short-term capital gain or loss.

     Under the Federal income tax provisions applicable to regulated investment companies, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of securities ("qualifying income"). Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may include gains from forward contracts in determining qualifying income. In addition, in order that the Fund continue to qualify as a regulated investment company for Federal income tax purposes, less than 30% of its gross income for any year must be derived from gains realized on the sale or other disposition of securities held by the Fund for less than three months. For this purpose, the Fund will treat gains realized on the closing out of futures contracts as gains derived from the sale of securities. This treatment could, under certain circumstances, require the Fund to defer the closing out of futures contracts until after three months from the date the fund acquired the contracts, even if it would be more advantageous to close out the contracts prior to that time. However, under the Code, a special rule is provided with respect to certain hedging transactions which has the effect of allowing the Fund to engage in such short-term transactions in limited circumstances. Any gains realized by the Fund as a result of the constructive sales of futures contacts held by the Fund at the end of its taxable year, as described in the preceding paragraph, will in all instances be treated as derived from the sale of securities held for three months or more, regardless of the actual period for which the Fund has held the futures contracts at the end of the year.


                                         C-2